United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated MDT Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 07/31/16

Date of Reporting Period: 07/31/16

Item 1. Reports to Stockholders

Annual Shareholder Report
July 31, 2016
Share Class	Ticker
A	QAACX
C	QCACX
Institutional	QIACX
R6*	QKACX
*formerly, Class R Shares
Federated MDT All Cap Core Fund
Fund Established 2002

A Portfolio of Federated MDT Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2015 through July 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT All Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2016, was -0.61% for Class A Shares, -1.43% for Class C Shares, -1.05% for Class R Shares and -0.34% for Institutional Shares. The total return for the Russell 3000® Index (R3000),1 the Fund's broad-based securities market index, was 4.44% for the same period. The total return of the Morningstar Large Blend Funds Average (MLBFA),2 a peer group average for the Fund, was 1.94% during the same period. The Fund's and MLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R3000.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R3000 during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
During the reporting period, domestic equity market performance was moderate as evidenced by the 4.44% return on the R3000. Large-cap stocks led the way with the Russell Top 200® Index3 returning 5.04%, closely followed by mid-cap stocks with a 4.37% return on the Russell Midcap® Index.4 Small-cap stocks5 were neutral with the Russell 2000® Index6 returning 0.00%. The lowest returning stocks were microcaps, with the Russell Microcap® Index7 returning -4.40%. Value stocks outperformed growth stocks during the reporting period with the Russell 3000® Value Index8 returning 5.39%, compared to 3.57% for the Russell 3000® Growth Index.9 The widest spread was in the Russell Microcap® Index, where the Microcap® Value Index10 returned 1.78% while the Microcap® Growth Index11 returned -12.38%. During the reporting period, less volatile stocks generally outperformed more volatile stocks and high dividend stocks outperformed stocks with lower dividends.
The best performing sectors in the R3000 during the reporting period were Telecommunication Services (24.98%), Utilities (23.65%) and Consumer Staples (11.32%). Underperforming sectors during the same period included Health Care (-2.71%), Energy (-1.47%) and Financials (-1.32%).
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1

STOCK SELECTION
When looking at the strategy from the point of view of fundamental characteristics, the Fund's underperformance during the reporting period was driven by overweighting stocks with high earnings-to-price ratios and improving earnings estimates. These stocks have favorable value and growth characteristics and typically outperform the benchmark significantly, but they underperformed during most of the Fund's fiscal year. A partial offset to underperformance came from stocks with high structural earnings, but negative conviction from sell-side analysts. The Fund's sector exposures continued to remain close to R3000 weights, but with a small overweight in Consumer Discretionary. Weak stock selection in the Consumer Discretionary and Energy sectors contributed the most to the Fund's underperformance. Favorable stock selection in the Information Technology sector provided a partial offset.
Individual stocks enhancing the Fund's performance during the reporting period included Computer Sciences Company, Joy Global Incorporated and Baxter International Incorporated.
Individual stocks detracting from the Fund's performance during the reporting period included Marathon Petroleum Corporation, Microsoft Corporation and Gilead Sciences Incorporated. Microsoft outperformed the R3000 but was underweighted relative to the R3000.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the Russell 3000® Index.
2	Morningstar has assigned the Fund to the Morningstar Large Cap Value Funds Average peer group, however, the MLBFA is being used for comparison purposes. The Fund invests in both value and growth stocks and therefore the Fund's Adviser believes that the MLBFA is more reflective of the Fund's investment style. Please see the footnotes to the line graphs below for definitions of, and further information about, the MLBFA.
3	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell Top 200 Index is unmanaged, and it is not possible to invest directly in an index.
4	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap Index is unmanaged, and it is not possible to invest directly in an index.
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2

5	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 Index is unmanaged, and it is not possible to invest directly in an index.
7	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell Microcap® Index is unmanaged, and it is not possible to invest directly in an index.
8	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
9	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
10	The Russell Microcap® Value Index measures the performance of the micro-cap value segment of the U.S. equity universe. It includes those Russell Microcap® Index companies with higher price-to-book ratios and lower forecasted growth values. The Russell Microcap® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the micro-cap value market. The Russell Microcap Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
11	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The Russell Microcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the microcap opportunity set. The Russell Microcap® Growth Index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund2 (the “Fund”) from July 31, 2006 to July 31, 2016, compared to the Russell 3000® Index (R3000)3 and the Morningstar Large Blend Funds Average (MLBFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2016
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-6.09%	10.93%	4.60%
Class C Shares	-2.41%	11.30%	4.36%
Class R Shares[5]	-1.05%	11.67%	4.74%
Institutional Shares	-0.34%	12.50%	5.48%
R3000	4.44%	12.99%	7.82%
MLBFA	1.94%	11.44%	6.80%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000 has been adjusted to reflect reinvestment of dividends of securities.
2	The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.
3	The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	Class R Shares commenced operations on December 12, 2006. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the total annual operating expenses applicable to Class R Shares.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2016, the Fund's industry composition1 was as follows:
Industry Composition	Percentage of Total Net Assets
Life Insurance	4.9%
Internet Services	4.3%
Regional Banks	4.1%
Department Stores	4.0%
Biotechnology	3.7%
Oil Refiner	3.5%
Property Liability Insurance	3.3%
Money Center Bank	3.0%
Services to Medical Professionals	3.0%
Software Packaged/Custom	2.9%
Medical Supplies	2.8%
Computers—High End	2.7%
Computers—Midrange	2.5%
Ethical Drugs	2.5%
Auto Original Equipment Manufacturers	2.2%
Medical Technology	2.0%
Packaged Foods	2.0%
Computers—Low End	1.9%
Financial Services	1.8%
Commodity Chemicals	1.7%
Electric Utility	1.7%
Grocery Chain	1.7%
AT&T Divestiture	1.6%
Construction Machinery	1.5%
Specialty Retailing	1.5%
Airline—Regional	1.4%
Poultry Products	1.4%
Telephone Utility	1.4%
Semiconductor Manufacturing	1.3%
Cable TV	1.2%
Cosmetics & Toiletries	1.1%
Hospitals	1.1%
Computer Stores	1.0%
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Industry Composition	Percentage of Total Net Assets
Shipbuilding	1.0%
Other[2]	20.4%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities—Net[4]	0.4%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other”.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2016
Shares			Value
		COMMON STOCKS—98.1%
		Agricultural Machinery—0.3%
9,100		AGCO Corp.	$438,256
		Airline - National—0.9%
4,639	[1]	Atlas Air Worldwide Holdings, Inc.	200,544
21,800	[1]	Jet Blue Airways Corp.	399,594
14,659	[1]	United Continental Holdings, Inc.	687,360
		TOTAL	1,287,498
		Airline - Regional—1.4%
10,759		Alaska Air Group, Inc.	723,220
35,766		Southwest Airlines Co.	1,323,700
		TOTAL	2,046,920
		Airlines—0.6%
21,847		Delta Air Lines, Inc.	846,571
		Apparel—0.6%
4,466	[1]	Iconix Brand Group, Inc.	32,155
7,800		PVH Corp.	788,268
		TOTAL	820,423
		AT&T Divestiture—1.6%
40,304		Verizon Communications, Inc.	2,233,245
		Auto Manufacturing—0.5%
10,855		Allison Transmission Holdings, Inc.	312,841
35,900		Ford Motor Co.	454,494
		TOTAL	767,335
		Auto Original Equipment Manufacturers—2.2%
18,948		Lear Corp.	2,149,651
3,562	[1]	O'Reilly Automotive, Inc.	1,035,224
		TOTAL	3,184,875
		Biotechnology—3.7%
22,998		Amgen, Inc.	3,956,346
15,342		Gilead Sciences, Inc.	1,219,229
3,045	[1]	Repligen Corp.	87,087
		TOTAL	5,262,662
		Broadcasting—0.3%
7,909		CBS Corp., Class B	413,008
		Building Supply Stores—0.4%
1,054		Home Depot, Inc.	145,705
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Building Supply Stores—continued
5,203		Lowe's Cos., Inc.	$428,103
		TOTAL	573,808
		Cable TV—1.2%
36,984		Viacom, Inc., Class B	1,681,662
		Capital Markets—0.5%
18,565		Bank of New York Mellon Corp.	731,461
		Clothing Stores—0.8%
9,671	[1]	Fossil, Inc.	305,603
33,449		Gap (The), Inc.	862,650
		TOTAL	1,168,253
		Commodity Chemicals—1.7%
2,018		Celanese Corp.	127,982
2,011		Eastman Chemical Co.	131,177
28,095		LyondellBasell Investment LLC, Class A	2,114,430
		TOTAL	2,373,589
		Computer Networking—0.5%
31,818		Juniper Networks, Inc.	721,950
		Computer Peripherals—0.4%
19,800		NetApp, Inc.	521,730
		Computer Services—0.2%
3,888	[1]	Salesforce.com, Inc.	318,038
		Computer Stores—1.0%
10,800		GameStop Corp.	334,260
13,862	[1]	Tech Data Corp.	1,080,266
		TOTAL	1,414,526
		Computers - High End—2.7%
23,940		IBM Corp.	3,845,243
		Computers - Low End—1.9%
25,774		Apple, Inc.	2,685,909
		Computers - Midrange—2.5%
256,781	[1]	Hewlett-Packard Co.	3,597,502
		Construction Machinery—1.5%
49,196		Joy Global, Inc.	1,359,285
35,600		Trinity Industries, Inc.	826,276
		TOTAL	2,185,561
		Consumer Finance—0.3%
25,900		Navient Corp.	367,780
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS—continued
		Contracting—0.3%
8,300	[1]	Jacobs Engineering Group, Inc.	$444,216
		Cosmetics & Toiletries—1.1%
21,400		Avon Products, Inc.	87,098
1,506		Estee Lauder Cos., Inc., Class A	139,907
3,481	[1]	Helen of Troy Ltd.	346,743
3,697	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	965,693
		TOTAL	1,539,441
		Crude Oil & Gas Production—0.2%
22,200	[1]	Chesapeake Energy Corp.	120,324
1,181		Cimarex Energy Co.	141,744
		TOTAL	262,068
		Dairy Products—0.3%
5,515		Cal-Maine Foods, Inc.	231,078
8,425		Dean Foods Co.	155,526
		TOTAL	386,604
		Defense Aerospace—0.7%
2,959		General Dynamics Corp.	434,647
11,239	[1]	Spirit Aerosystems Holdings, Inc., Class A	487,548
		TOTAL	922,195
		Department Stores—4.0%
5,980		Dillards, Inc., Class A	404,727
20,551		Kohl's Corp.	854,716
41,805		Macy's, Inc.	1,497,873
38,852		Target Corp.	2,926,721
		TOTAL	5,684,037
		Discount Department Stores—0.2%
5,400		Foot Locker, Inc.	321,948
		Distillers—0.6%
4,757		Constellation Brands, Inc., Class A	783,145
		Diversified Oil—0.6%
10,472		Occidental Petroleum Corp.	782,573
		Electric Utility—1.7%
24,600		AES Corp.	303,810
83,976		NiSource, Inc.	2,154,824
		TOTAL	2,458,634
		Electrical Equipment—0.4%
4,200	[1]	Sanmina Corp.	106,428
3,060	[1]	WESCO International, Inc.	170,564
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Shares			Value
		COMMON STOCKS—continued
		Electrical Equipment—continued
29,400		Xerox Corp.	$302,820
		TOTAL	579,812
		Electronics Stores—0.4%
16,800		Best Buy Co., Inc.	564,480
		Energy Equipment & Services—0.1%
11,813		Noble Corp. PLC	87,180
		Entertainment—0.5%
43,653	[1]	MSG Networks, Inc., Class A	700,631
		Ethical Drugs—2.5%
74,491		Pfizer, Inc.	2,747,973
6,195	[1]	United Therapeutics Corp.	749,657
		TOTAL	3,497,630
		Financial Services—1.8%
28,700		Ally Financial, Inc.	517,748
6,354		Ameriprise Financial, Inc.	608,967
5,086		Deluxe Corp.	343,763
10,116		Discover Financial Services	574,993
4,846		Synchrony Financial	135,107
18,900		Western Union Co.	378,000
		TOTAL	2,558,578
		Food & Staples Retailing—0.3%
4,603		Walgreens Boots Alliance, Inc.	364,788
		Grocery Chain—1.7%
69,326		Kroger Co.	2,370,256
		Health Care Equipment & Supplies—0.1%
1,779	[1]	Inogen, Inc.	95,603
		Home Building—0.1%
5,206		D. R. Horton, Inc.	171,173
		Home Products—0.4%
3,770		Libbey, Inc.	70,461
7,554		Tupperware Brands Corp.	473,485
		TOTAL	543,946
		Hospitals—1.1%
27,966	[1]	Community Health Systems, Inc.	357,126
15,835	[1]	HCA, Inc.	1,221,353
		TOTAL	1,578,479
		Hotels—0.7%
13,361		Wyndham Worldwide Corp.	948,898
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Shares			Value
		COMMON STOCKS—continued
		Household Appliances—0.3%
2,463		Whirlpool Corp.	$473,783
		Integrated International Oil—0.3%
4,821		Exxon Mobil Corp.	428,828
		Internet Services—4.3%
115,239	[1]	eBay, Inc.	3,590,847
20,698	[1]	Facebook, Inc., Class A	2,565,310
		TOTAL	6,156,157
		Life Insurance—4.9%
44,569		Aflac, Inc.	3,221,447
21,412		Assured Guaranty Ltd.	573,627
42,688		Prudential Financial, Inc.	3,213,980
		TOTAL	7,009,054
		Machinery—0.1%
6,829		Kennametal, Inc.	169,769
		Medical Supplies—2.8%
74,279		Baxter International, Inc.	3,566,878
7,878	[1]	Hologic, Inc.	303,224
1,633	[1]	Orthofix International NV	77,404
		TOTAL	3,947,506
		Medical Technology—2.0%
2,873	[1]	Abiomed, Inc.	338,928
21,833	[1]	Edwards Lifesciences Corp.	2,500,315
		TOTAL	2,839,243
		Metal Fabrication—0.1%
2,471		Reliance Steel & Aluminum Co.	193,825
		Miscellaneous Components—0.3%
27,428		Vishay Intertechnology, Inc.	365,615
		Miscellaneous Food Products—0.8%
7,300		Fresh Del Monte Produce, Inc.	415,005
5,900		Ingredion, Inc.	786,116
		TOTAL	1,201,121
		Miscellaneous Machinery—0.8%
32,533	[1]	Colfax Corp.	955,169
14,360	[1]	SPX Corp.	217,410
		TOTAL	1,172,579
		Money Center Bank—3.0%
19,891		Bank of America Corp.	288,221
8,281		Citigroup, Inc.	362,791
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Shares			Value
		COMMON STOCKS—continued
		Money Center Bank—continued
55,952		JPMorgan Chase & Co.	$3,579,249
		TOTAL	4,230,261
		Multi-Industry Capital Goods—0.2%
1,259		Acuity Brands, Inc.	330,399
		Multi-Industry Transportation—0.1%
863		FedEx Corp.	139,720
		Office Equipment—0.2%
14,800		Pitney Bowes, Inc.	285,788
		Office Supplies—0.0%
2,386		Ennis Business Forms, Inc.	41,326
		Offshore Driller—0.1%
15,800		Nabors Industries Ltd.	142,200
		Oil Refiner—3.5%
15,598		HollyFrontier Corp.	396,501
15,618		Tesoro Petroleum Corp.	1,189,311
63,739		Valero Energy Corp.	3,332,275
		TOTAL	4,918,087
		Oil Well Supply—0.6%
21,445		National Oilwell Varco, Inc.	693,746
8,200		Superior Energy Services, Inc.	130,954
		TOTAL	824,700
		Packaged Foods—2.0%
17,980		Smucker (J.M.) Co.	2,771,797
		Paper Products—0.2%
5,600		Domtar, Corp.	220,472
		Poultry Products—1.4%
16,900		Pilgrim's Pride Corp.	392,925
4,000		Sanderson Farms, Inc.	350,360
17,688		Tyson Foods, Inc., Class A	1,301,837
		TOTAL	2,045,122
		Printing—0.1%
9,700		Donnelley (R.R.) & Sons Co.	173,824
		Property Liability Insurance—3.3%
5,558		Everest Re Group Ltd.	1,050,518
30,641		The Travelers Cos., Inc.	3,561,097
		TOTAL	4,611,615
		Recreational Goods—0.1%
4,970	[1]	Smith & Wesson Holding Corp.	146,367
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Shares			Value
		COMMON STOCKS—continued
		Regional Banks—4.1%
29,600		Fifth Third Bancorp	$561,808
17,200		Huntington Bancshares, Inc.	163,400
30,200		KeyCorp	353,340
24,479		PNC Financial Services Group	2,023,189
9,100		Popular, Inc.	306,579
33,335		SunTrust Banks, Inc.	1,409,737
21,302		Wells Fargo & Co.	1,021,857
		TOTAL	5,839,910
		Restaurants—0.4%
3,686		Cracker Barrel Old Country Store, Inc.	580,213
		Rubber—0.4%
19,439		Goodyear Tire & Rubber Co.	557,316
		Semiconductor Distribution—0.5%
2,931	[1]	Arrow Electronics, Inc.	194,882
10,973		Avnet, Inc.	450,991
		TOTAL	645,873
		Semiconductor Manufacturing—1.3%
51,399		Intel Corp.	1,791,769
		Services to Medical Professionals—3.0%
4,841		Aetna, Inc.	557,732
12,514		Anthem, Inc.	1,643,589
24,463	[1]	Express Scripts Holding Co.	1,860,900
3,753	[1]	Molina Healthcare, Inc.	213,208
		TOTAL	4,275,429
		Shipbuilding—1.0%
8,559		Huntington Ingalls Industries, Inc.	1,477,112
		Shoes—0.1%
8,631	[1]	Skechers USA, Inc., Class A	207,317
		Soft Drinks—0.8%
6,012		Dr. Pepper Snapple Group, Inc.	592,242
5,062		PepsiCo, Inc.	551,353
		TOTAL	1,143,595
		Software Packaged/Custom—2.9%
19,200		CA, Inc.	665,280
8,086		CDW Corp.	347,132
35,403	[1]	Citrix Systems, Inc.	3,155,469
		TOTAL	4,167,881
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Shares			Value
		COMMON STOCKS—continued
		Specialty Retailing—1.5%
8,000		Abercrombie & Fitch Co., Class A	$165,680
16,403		Bed Bath & Beyond, Inc.	737,315
2,900		Big Lots, Inc.	154,222
1,700		Children's Place, Inc./The	142,086
8,480		GNC Holdings, Inc.	173,077
5,296		Nordstrom, Inc.	234,242
6,464		Outerwall, Inc.	340,394
16,300		Staples, Inc.	151,427
4,151		Tailored Brands, Inc.	60,812
		TOTAL	2,159,255
		Telecommunication Equipment & Services—0.7%
16,930		Cisco Systems, Inc.	516,873
4,365	[1]	Dycom Industries, Inc.	410,528
		TOTAL	927,401
		Telephone Utility—1.4%
62,812		CenturyLink, Inc.	1,974,809
		Truck Manufacturing—0.3%
6,600		OshKosh Truck Corp.	363,594
		Undesignated Consumer Cyclicals—0.7%
7,800	[1]	Avis Budget Group, Inc.	286,494
2,100		DeVry Education Group, Inc.	46,767
5,969	[1]	Herbalife Ltd.	405,952
5,800		Nu Skin Enterprises, Inc., Class A	309,720
		TOTAL	1,048,933
		TOTAL COMMON STOCKS (IDENTIFIED COST $135,810,510)	139,133,685
		INVESTMENT COMPANY—1.5%
2,073,572	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.36%[3] (AT NET ASSET VALUE)	2,073,572
		TOTAL INVESTMENTS—99.6% (IDENTIFIED COST $137,884,082)[4]	141,207,257
		OTHER ASSETS AND LIABILITIES - NET—0.4%[5]	544,021
		TOTAL NET ASSETS—100%	$141,751,278
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $137,931,874.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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15

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2016, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
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16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.10	$20.47	$17.26	$12.73	$12.48
Income From Investment Operations:
Net investment income	0.19[1]	0.11[1]	0.08[1]	0.09[1]	0.06[1]
Net realized and unrealized gain (loss) on investments	(0.33)	1.55	3.23	4.49	0.19
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	1.66	3.31	4.58	0.25
Less Distributions:
Distributions from net investment income	(0.19)	(0.03)	(0.10)	(0.05)	—
Net Asset Value, End of Period	$21.77	$22.10	$20.47	$17.26	$12.73
Total Return[2]	(0.61)%	8.10%	19.21%	36.10%	2.00%
Ratios to Average Net Assets:
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.94%	0.51%	0.41%	0.59%	0.48%
Expense waiver/reimbursement[3]	0.03%	0.00%[4]	0.08%	0.16%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$33,753	$40,433	$44,678	$34,092	$29,365
Portfolio turnover	62%	76%	31%	99%	164%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.00	$19.57	$16.55	$12.26	$12.12
Income From Investment Operations:
Net investment income (loss)	0.03[1]	(0.05)[1]	(0.07)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	(0.33)	1.48	3.09	4.32	0.18
TOTAL FROM INVESTMENT OPERATIONS	(0.30)	1.43	3.02	4.29	0.14
Less Distributions:
Distributions from net investment income	(0.04)	—	—	—	—
Net Asset Value, End of Period	$20.66	$21.00	$19.57	$16.55	$12.26
Total Return[2]	(1.43)%	7.31%	18.25%	34.99%	1.16%
Ratios to Average Net Assets:
Net expenses	2.14%	2.11%	2.15%	2.15%	2.15%
Net investment income (loss)	0.15%	(0.26)%	(0.38)%	(0.21)%	(0.32)%
Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	0.06%	0.11%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,846	$41,509	$35,052	$27,674	$24,440
Portfolio turnover	62%	76%	31%	99%	164%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.80	$20.25	$17.09	$12.62	$12.44
Income From Investment Operations:
Net investment income (loss)	0.10[1]	0.02[1]	(0.01)[1]	0.02[1]	(0.00)[1,2]
Net realized and unrealized gain (loss) on investments	(0.33)	1.53	3.20	4.45	0.18
TOTAL FROM INVESTMENT OPERATIONS	(0.23)	1.55	3.19	4.47	0.18
Less Distributions:
Distributions from net investment income	(0.11)	—	(0.03)	—	—
Net Asset Value, End of Period	$21.46	$21.80	$20.25	$17.09	$12.62
Total Return[3]	(1.05)%	7.65%	18.68%	35.42%	1.45%
Ratios to Average Net Assets:
Net expenses	1.80%	1.76%	1.81%	1.83%	1.85%
Net investment income (loss)	0.49%	0.09%	(0.05)%	0.11%	(0.02)%
Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.02%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,717	$6,300	$5,467	$4,089	$2,718
Portfolio turnover	62%	76%	31%	99%	164%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.37	$20.71	$17.45	$12.87	$12.61
Income From Investment Operations:
Net investment income	0.25[1]	0.18[1]	0.13[1]	0.12[1]	0.09[1]
Net realized and unrealized gain (loss) on investments	(0.34)	1.57	3.27	4.55	0.19
TOTAL FROM INVESTMENT OPERATIONS	(0.09)	1.75	3.40	4.67	0.28
Less Distributions:
Distributions from net investment income	(0.26)	(0.09)	(0.14)	(0.09)	(0.02)
Net Asset Value, End of Period	$22.02	$22.37	$20.71	$17.45	$12.87
Total Return[2]	(0.34)%	8.45%	19.54%	36.46%	2.23%
Ratios to Average Net Assets:
Net expenses	1.07%	1.05%	1.10%	1.10%	1.10%
Net investment income	1.22%	0.80%	0.65%	0.84%	0.73%
Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	0.00%[4]	0.05%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$65,435	$76,242	$62,770	$39,932	$39,101
Portfolio turnover	62%	76%	31%	99%	164%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
July 31, 2016
Assets:
Total investment in securities, at value including $2,073,572 of investment in an affiliated holding (Note 5) (identified cost $137,884,082)		$141,207,257
Income receivable		109,358
Receivable for investments sold		3,676,006
Receivable for shares sold		212,374
TOTAL ASSETS		145,204,995
Liabilities:
Payable for investments purchased	$1,646,475
Payable for shares redeemed	1,639,577
Payable to adviser (Note 5)	8,701
Payable for administrative fee (Note 5)	909
Payable for distribution services fee (Note 5)	25,407
Payable for other service fees (Notes 2 and 5)	18,185
Accrued expenses (Note 5)	114,463
TOTAL LIABILITIES		3,453,717
Net assets for 6,571,642 shares outstanding		$141,751,278
Net Assets Consist of:
Paid-in capital		$205,715,164
Net unrealized appreciation of investments		3,323,175
Accumulated net realized loss on investments		(67,949,670)
Undistributed net investment income		662,609
TOTAL NET ASSETS		$141,751,278
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21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($33,752,971 ÷ 1,550,504 shares outstanding), no par value, unlimited shares authorized	$21.77
Offering price per share (100/94.50 of $21.77)	$23.04
Redemption proceeds per share	$21.77
Class C Shares:
Net asset value per share ($36,845,857 ÷ 1,783,053 shares outstanding), no par value, unlimited shares authorized	$20.66
Offering price per share	$20.66
Redemption proceeds per share (99.00/100 of $20.66)	$20.45
Class R Shares:
Net asset value per share ($5,717,354 ÷ 266,391 shares outstanding), no par value, unlimited shares authorized	$21.46
Offering price per share	$21.46
Redemption proceeds per share	$21.46
Institutional Shares:
Net asset value per share ($65,435,096 ÷ 2,971,694 shares outstanding), no par value, unlimited shares authorized	$22.02
Offering price per share	$22.02
Redemption proceeds per share	$22.02
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended July 31, 2016
Investment Income:
Dividends (including $7,728 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $546)			$3,353,275
Expenses:
Investment adviser fee (Note 5)		$1,094,488
Administrative fee (Note 5)		114,158
Custodian fees		15,932
Transfer agent fee (Note 2)		188,547
Directors'/Trustees' fees (Note 5)		3,048
Auditing fees		24,799
Legal fees		8,235
Portfolio accounting fees		80,037
Distribution services fee (Note 5)		307,115
Other service fees (Notes 2 and 5)		182,917
Share registration costs		54,880
Printing and postage		31,750
Miscellaneous (Note 5)		13,132
TOTAL EXPENSES		2,119,038
Reimbursements:
Reimbursement of investment adviser fee (Note 5)	$(2,984)
Reimbursement of other operating expenses (Notes 2 and 5)	(8,492)
TOTAL REIMBURSEMENTS		(11,476)
Net expenses			2,107,562
Net investment income			1,245,713
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			10,543,935
Net change in unrealized appreciation of investments			(14,227,683)
Net realized and unrealized loss on investments			(3,683,748)
Change in net assets resulting from operations			$(2,438,035)
See Notes which are an integral part of the Financial Statements
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23

Statement of Changes in Net Assets
Year Ended July 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,245,713	$688,318
Net realized gain on investments	10,543,935	23,954,092
Net change in unrealized appreciation/depreciation of investments	(14,227,683)	(12,475,569)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,438,035)	12,166,841
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(331,676)	(54,414)
Class C Shares	(74,346)	—
Class R Shares	(30,147)	—
Institutional Shares	(834,843)	(280,741)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,271,012)	(335,155)
Share Transactions:
Proceeds from sale of shares	16,202,436	46,770,875
Net asset value of shares issued to shareholders in payment of distributions declared	1,208,182	324,870
Cost of shares redeemed	(36,433,688)	(42,409,715)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(19,023,070)	4,686,030
Change in net assets	(22,732,117)	16,517,716
Net Assets:
Beginning of period	164,483,395	147,965,679
End of period (including undistributed net investment income of $662,609 and $687,908, respectively)	$141,751,278	$164,483,395
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
July 31, 2016
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. On June 20, 2016, Class R Shares were closed to new accounts/investors. The investment objective of the Fund is long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
25

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of
Annual Shareholder Report
26

additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense reimbursements of $11,476 is disclosed in this Note 2 and Note 5. For the year ended July 31, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$51,922	$(8,492)
Class C Shares	59,088	—
Class R Shares	17,831	—
Institutional Shares	59,706	—
TOTAL	$188,547	$(8,492)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report
27

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended July 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$90,053
Class C Shares	92,864
TOTAL	$182,917
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	219,344	$4,566,247	495,711	$10,691,452
Shares issued to shareholders in payment of distributions declared	15,315	317,790	2,376	52,057
Shares redeemed	(513,803)	(10,627,905)	(851,485)	(18,382,289)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(279,144)	$(5,743,868)	(353,398)	$(7,638,780)

Year Ended July 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	219,633	$4,264,493	612,017	$12,394,286
Shares issued to shareholders in payment of distributions declared	3,342	66,135	—	—
Shares redeemed	(416,914)	(8,026,807)	(426,212)	(8,772,133)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(193,939)	$(3,696,179)	185,805	$3,622,153

Year Ended July 31	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	87,503	$1,760,683	127,210	$2,715,467
Shares issued to shareholders in payment of distributions declared	1,465	30,064	—	—
Shares redeemed	(111,552)	(2,251,362)	(108,214)	(2,323,679)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(22,584)	$(460,615)	18,996	$391,788

Year Ended July 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	269,327	$5,611,013	963,004	$20,969,670
Shares issued to shareholders in payment of distributions declared	37,891	794,193	12,322	272,813
Shares redeemed	(744,427)	(15,527,614)	(597,814)	(12,931,614)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(437,209)	$(9,122,408)	377,512	$8,310,869
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(932,876)	$(19,023,070)	288,915	$4,686,030
Annual Shareholder Report
29

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2016 and 2015, was as follows:
	2016	2015
Ordinary income	$1,271,012	$335,155
As of July 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$662,609
Net unrealized appreciation	$3,275,383
Capital loss carryforwards	$(67,901,878)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2016, the cost of investments for federal tax purposes was $137,931,874. The net unrealized appreciation of investments for federal tax purposes was $3,275,383. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,969,275 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,693,892.
At July 31, 2016, the Fund had a capital loss carryforward of $67,901,878 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2017	$423,018	NA	$423,018
2018	$67,478,860	NA	$67,478,860
As a result of the March 2010 tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund, the use of certain capital loss carryforwards listed above may be limited.
The Fund used capital loss carryforwards of $10,481,658 to offset capital gains realized during the year ended July 31, 2016.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2016, the Adviser voluntarily reimbursed $8,492 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class R Shares	0.50%
FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$278,593
Class R Shares	28,522
TOTAL	$307,115
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When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2016, FSC retained $25,203 of fees paid by the Fund. For the year ended July 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2016, FSSC received $3,672 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2016, FSC retained $4,083 in sales charges from the sale of Class A Shares. FSC also retained $217 of CDSC relating to redemptions of Class A Shares and $2,279 relating to redemptions of Class C Shares.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2016, the Adviser reimbursed the Fund $2,984. Transactions involving the affiliated holding during the year ended July 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 7/31/2015	3,340,032
Purchases/Additions	25,608,639
Sales/Reductions	(26,875,099)
Balance of Shares Held 7/31/2016	2,073,572
Value	$2,073,572
Dividend Income	$7,728
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6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2016, were as follows:
Purchases	$88,445,672
Sales	$106,815,983
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2016, the Fund had no outstanding loans. During the year ended July 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2016, there were no outstanding loans. During the year ended July 31, 2016, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2016, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2016, 100% qualify for the dividend received deduction available to corporate shareholders.
10. Subsequent Event
On August 31, 2016, Class R Shares were closed to new purchases by existing shareholders. Effective September 1, 2016, the Class R Shares were redesignated as Class R6 Shares and are available to new accounts as well as new purchases by existing shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt all cap core fund:
We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
September 22, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,138.60	$7.18
Class C Shares	$1,000	$1,133.90	$11.41
Class R Shares	$1,000	$1,136.10	$9.56
Institutional Shares	$1,000	$1,140.30	$5.75
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.15	$6.77
Class C Shares	$1,000	$1,014.17	$10.77
Class R Shares	$1,000	$1,015.91	$9.02
Institutional Shares	$1,000	$1,019.49	$5.42
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.35%
Class C Shares	2.15%
Class R Shares	1.80%
Institutional Shares	1.08%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: June 2006	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Officer since: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2016
Federated MDT All Cap Core Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated MDTA LLC (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the Board had been informed that the management of the Fund is among the more complex relative to its peers.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio
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managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
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For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact
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that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R106
CUSIP 31421R205
CUSIP 31421R304
CUSIP 31421R718
37309 (9/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
July 31, 2016
Share Class	Ticker
A	QABGX
C	QCBGX
Institutional	QIBGX
R6*	QKBGX
*formerly, Class R Shares
Federated MDT Balanced Fund
Fund Established 2002

A Portfolio of Federated MDT Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2015 through July 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Balanced Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2016, was -0.37% for Class A Shares, -1.10% for Class C Shares, -0.07% for Institutional Shares and -0.59% for Class R Shares. Over the same period, the Fund's custom blended benchmark (“Blended Index”),1 which consists of a 60%/40% blend of the Standard & Poor's 500 Index (S&P 500)2 and the Barclays U.S. Aggregate Bond Index (BAB),3 returned 6.00%. The total return of the Morningstar Allocation-50% to 70% Equity Funds Average (MA50-70),4 a peer group average for the Fund, was 1.86% during the period. The Fund's and the MA50-70's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's investment strategy focused on asset allocation, security selection within the equity segment of the portfolio, and yield curve positioning and security selection within the fixed income segment of the portfolio. These were the most significant factors affecting the Fund's performance relative to the Blended Index during the reporting period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MArket Overview
During the reporting period, domestic equity market performance was volatile but finished in moderately positive territory as evidenced by the 4.44% return on the Russell 3000® Index (R3000).5 From a capitalization perspective, large-cap stocks were the best performers with the Russell Top 200® Index6 returning 5.04% for the period. Mid-cap stocks did well, with the Russell Midcap® Index7 returning 4.37%, while small-cap stocks had the weakest result as evidenced by the 0.00% return on the Russell 2000® Index.8 Value stocks beat growth stocks during the period with the Russell 3000® Value Index9 returning 5.39% as compared to the 3.57% return on the Russell 3000® Growth Index.10
The best performing sectors in the R3000 during the reporting period were Telecommunication Services (24.98%) and Utilities (23.65%), while the most significantly underperforming sectors were Health Care (-2.71%) and Energy (-1.47%).
International equities11 in developed markets underperformed the domestic equity market during the reporting period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index12 returning -7.53%. Emerging market13 equities performed better but still well behind the result for domestic markets, with the MSCI Emerging Markets Index14 returning -0.75% during the reporting period.
Annual Shareholder Report

Real Estate Investment Trust (REIT) fundamentals benefited from the slow growth, low interest rate environment which drove steady demand for institutional quality real estate. Over the reporting period, the MSCI US REIT Index15 returned 22.41% (gross).
Interest rates at intermediate- and longer-term maturities declined during the reporting period while those at the shorter end of the treasury curve increased modestly causing the overall curve to flatten. For the reporting period, the BAB returned 5.94%.
ASSET ALLOCATION
During the reporting period, the stock/bond allocation on average was close to neutral with equity investments accounting for approximately 61% of the portfolio while fixed income16 and cash investments accounted for an average of 39%. A larger than normal allocation to cash and modest underweight to equities did hurt Fund performance during the second half of the reporting period as equities rallied through the spring and into midsummer. Within the equity allocation, REIT investments17 were reduced modestly late in the reporting period while the mix between domestic and international was consistently weighted more heavily towards domestic throughout.
EQUITIES
Domestic equity investments, which were managed using Federated MDT's proprietary Optimum Q process, underperformed the R3000 during the reporting period. Investments in the Telecommunications Services and Industrials sectors were the most significant positive factors in the Fund's domestic equity performance relative to the R3000, while investments in the Consumer Discretionary, Energy and Health Care sectors were the most significant negative contributors to relative results.
FIXED INCOME
During the reporting period, the fixed-income portion of the portfolio outperformed the BAB with yield curve positioning and security selection the most significant contributors to relative results. A strategy designed to take advantage of a flatter yield curve was effective during the reporting period as longer-term rates fell fairly significantly even as short-term rates rose. The positive contribution of security selection to relative performance resulted from an underweight allocation to higher beta credits in commodity-related sectors which suffered from the substantial decline in energy prices.
1	The Fund's Blended Index, which reflects 60% of the S&P 500 and 40% of the BAB, is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it is more reflective of the Fund's balanced investment style.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500 Index, one of the Fund's broad-based securities market indices. The S&P 500's return for the 12-month reporting period was 5.61%.
Annual Shareholder Report

3	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAB, one of the Fund's broad-based securities market indices. The BAB's return for the 12-month reporting period was 5.94%.
4	Please see the footnotes to the line graphs below for definitions of, and further information about, the MA50-70.
5	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
7	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
8	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
10	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
11	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
12	The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the US and Canada. The index is unmanaged, and it is not possible to invest directly in an index.
13	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
Annual Shareholder Report

14	The MSCI Emerging Markets Index is an unmanaged index consisting of 23 emerging market countries. The index is unmanaged, and it is not possible to invest directly in an index.
15	The MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. It represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. The index is unmanaged, and it is not possible to invest directly in an index.
16	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
17	Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund2 from July 31, 2006 to July 31, 2016, compared to the Standard and Poor's 500 Index (S&P 500),3 the Barclays U.S. Aggregate Bond Index (BAB),4 60% S&P 500/40% BAB (Blended Index) and the Morningstar Allocation-50% to 70% Equity Funds Average (MA50-70).5 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2016
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Periods Ended 7/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-5.85%	6.44%	3.92%
Class C Shares	-2.08%	6.86%	3.73%
Class R Shares[6]	-0.59%	7.31%	4.13%
Institutional Shares	-0.07%	7.93%	4.77%
S&P 500	5.61%	13.38%	7.75%
BAB	5.94%	3.57%	5.06%
Blended Index	6.00%	9.56%	6.98%
MA50-70	1.86%	6.94%	5.49%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and BAB and MA50-70 have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Balanced Fund.
3	The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S& P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
4	The BAB Index, a broad-based securities market index of the Fund, is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The BAB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The BAB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
Annual Shareholder Report

5	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. Morningstar figures do not reflect sales charges. It is not possible to invest directly in an average.
6	The Fund's Class R Shares commenced operations on December 12, 2006. Performance results shown for the period prior to commencement of operations of the Class R Shares are for the Fund's Institutional Shares and have been adjusted for the total annual operating expenses applicable to Class R Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At July 31, 2016, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	48.8%
Corporate Debt Securities	21.4%
Mortgage-Backed Securities[2]	8.0%
International Equity Securities (including International Exchange-Traded Funds)	6.7%
Collateralized Mortgage Obligations	3.4%
Asset-Backed Securities	1.9%
Trade Finance Agreements	1.9%
Floating Rate Loan	1.5%
U.S. Treasury Securities[3]	1.2%
Commercial Mortgage-Backed Securities	1.0%
Foreign Debt Securities	0.4%
Municipal Bond	0.1%
Derivative Contracts[4,5]	(0.0)%
Other Security Types[5,6]	0.1%
Cash Equivalents[7]	6.1%
Other Assets and Liabilities—Net[8]	(2.5)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
3	Also includes $179,205 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Represents less than 0.1%.
6	Other Security Types consist of a domestic exchange-traded fund.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At July 31, 2016, the Fund's industry composition9 for its equity securities (excluding exchange-traded funds) was as follows:
Industry Composition	Percentage of Total Net Assets
Insurance	7.9%
Technology Hardware Storage & Peripherals	6.1%
Real Estate Investment Trusts	6.0%
Banks	5.7%
Specialty Retail	5.0%
Health Care Providers & Services	4.6%
Food Products	4.3%
Oil Gas & Consumable Fuels	4.3%
Biotechnology	4.1%
Health Care Equipment & Supplies	4.0%
Multiline Retail	4.0%
Internet Software & Services	3.7%
Machinery	3.0%
Diversified Telecommunication Services	2.9%
Software	2.9%
Airlines	2.3%
Electronic Equipment Instruments & Components	2.3%
Food & Staples Retailing	2.3%
Media	2.1%
Auto Components	2.0%
Pharmaceuticals	1.9%
Chemicals	1.7%
Communications Equipment	1.7%
Aerospace & Defense	1.4%
Consumer Finance	1.3%
Multi-Utilities	1.3%
Household Durables	1.2%
Beverages	1.1%
Capital Markets	1.1%
Hotels Restaurants & Leisure	1.1%
Semiconductors & Semiconductor Equipment	1.0%
Other[10]	5.7%
TOTAL	100.0%
9	Industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
10	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's equity securities have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments
July 31, 2016
Principal Amount or Shares			Value
		COMMON STOCKS—50.5%
		Aerospace & Defense—0.7%
2,557		General Dynamics Corp.	$375,598
1,670		Huntington Ingalls Industries, Inc.	288,209
6,598	[1]	Spirit Aerosystems Holdings, Inc., Class A	286,221
		TOTAL	950,028
		Air Freight & Logistics—0.2%
2,035	[1]	Atlas Air Worldwide Holdings, Inc.	87,973
976		FedEx Corp.	158,014
		TOTAL	245,987
		Airlines—1.1%
4,853		Alaska Air Group, Inc.	326,219
12,530		Delta Air Lines, Inc.	485,538
3,004	[1]	Jet Blue Airways Corp.	55,063
14,845		Southwest Airlines Co.	549,413
3,691	[1]	United Continental Holdings, Inc.	173,071
		TOTAL	1,589,304
		Auto Components—1.0%
645	[1]	Cooper-Standard Holding, Inc.	56,792
13,840		Goodyear Tire & Rubber Co.	396,793
1,454		Johnson Controls, Inc.	66,767
7,475		Lear Corp.	848,039
		TOTAL	1,368,391
		Automobiles—0.2%
24,635		Ford Motor Co.	311,879
		Banks—2.9%
11,267		Bank of America Corp.	163,259
20,900		Fifth Third Bancorp	396,682
13,300		Huntington Bancshares, Inc.	126,350
25,470		JPMorgan Chase & Co.	1,629,316
16,358		KeyCorp	191,389
9,653		PNC Financial Services Group	797,820
6,300		Popular, Inc.	212,247
10,542		SunTrust Banks, Inc.	445,821
		TOTAL	3,962,884
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Beverages—0.5%
987		Constellation Brands, Inc., Class A	$162,490
1,095		Dr. Pepper Snapple Group, Inc.	107,869
4,296		PepsiCo, Inc.	467,920
		TOTAL	738,279
		Biotechnology—2.1%
10,082		Amgen, Inc.	1,734,406
8,894		Gilead Sciences, Inc.	706,806
3,678	[1]	United Therapeutics Corp.	445,075
		TOTAL	2,886,287
		Capital Markets—0.5%
3,256		Ameriprise Financial, Inc.	312,055
11,075		The Bank of New York Mellon Corp.	436,355
		TOTAL	748,410
		Chemicals—0.8%
3,606		Celanese Corp.	228,692
1,792		Eastman Chemical Co.	116,892
10,822		LyondellBasell Industries NV, Class A	814,464
		TOTAL	1,160,048
		Commercial Services—0.4%
1,162		Deluxe Corp.	78,540
7,600		Donnelley (R.R.) & Sons Co.	136,192
1,032		Ennis Business Forms, Inc.	17,874
10,000		Pitney Bowes, Inc.	193,100
989		Waste Management, Inc.	65,393
		TOTAL	491,099
		Communications Equipment—0.8%
12,728		Cisco Systems, Inc.	388,586
23,286		Juniper Networks, Inc.	528,359
3,480		Motorola Solutions, Inc.	241,443
		TOTAL	1,158,388
		Construction & Engineering—0.2%
1,991	[1]	Dycom Industries, Inc.	187,253
2,778	[1]	Jacobs Engineering Group, Inc.	148,679
		TOTAL	335,932
		Consumer Finance—0.6%
8,000		Ally Financial, Inc.	144,320
5,387		Discover Financial Services	306,197
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Consumer Finance—continued
17,976		Navient Corp.	$255,259
6,104		Synchrony Financial	170,180
		TOTAL	875,956
		Diversified Consumer Services—0.0%
1,500		DeVry Education Group, Inc.	33,405
		Diversified Financial Services—0.1%
437		MarketAxess Holdings, Inc.	70,645
		Diversified Telecommunication Services—1.5%
40,241		CenturyLink, Inc.	1,265,177
13,380		Verizon Communications	741,386
		TOTAL	2,006,563
		Electric Utility—0.1%
859		NextEra Energy, Inc.	110,201
		Electrical Equipment—0.2%
947		Acuity Brands, Inc., Holding Company	248,521
		Electronic Equipment Instruments & Components—1.2%
2,726		Avnet, Inc.	112,039
2,387		CDW Corp.	102,474
1,900	[1]	Insight Enterprises, Inc.	50,540
7,000	[1]	Sanmina Corp.	177,380
11,300	[1]	Tech Data Corp.	880,609
22,000		Vishay Intertechnology, Inc.	293,260
		TOTAL	1,616,302
		Energy Equipment & Services—0.3%
2,493		Archrock, Inc.	22,213
9,781		Ensco PLC	89,692
3,838		National Oilwell Varco, Inc.	124,159
10,600		Noble Corp. PLC	78,228
3,698		Rowan Companies PLC	56,357
		TOTAL	370,649
		Food & Staples Retailing—1.2%
36,694		Kroger Co.	1,254,568
4,852		Walgreens Boots Alliance, Inc.	384,521
		TOTAL	1,639,089
		Food Products—2.2%
2,708		Cal-Maine Foods, Inc.	113,465
984		Campbell Soup Co.	61,274
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Food Products—continued
3,483		Dean Foods Co.	$64,296
4,289		Fresh Del Monte Produce, Inc.	243,830
2,006		Ingredion, Inc.	267,279
8,300		Pilgrims Pride Corp.	192,975
2,100		Sanderson Farms, Inc.	183,939
8,826		Smucker (J.M.) Co.	1,360,616
6,731		Tyson Foods, Inc., Class A	495,402
		TOTAL	2,983,076
		Health Care Equipment & Supplies—2.0%
1,081	[1]	Abiomed, Inc.	127,526
31,500		Baxter International, Inc.	1,512,630
8,568	[1]	Edwards Lifesciences Corp.	981,207
5,137	[1]	Hologic, Inc.	197,723
		TOTAL	2,819,086
		Health Care Providers & Services—2.3%
3,287		Aetna, Inc.	378,695
7,453		Anthem, Inc.	978,877
15,524	[1]	Community Health Systems, Inc.	198,242
11,231	[1]	Express Scripts Holding Co.	854,342
9,307	[1]	HCA Holdings, Inc.	717,849
465		UnitedHealth Group, Inc.	66,588
		TOTAL	3,194,593
		Hotels Restaurants & Leisure—0.6%
517		Cracker Barrel Old Country Store, Inc.	81,381
2,333		McDonald's Corp.	274,478
6,115		Wyndham Worldwide Corp.	434,287
		TOTAL	790,146
		Household Durables—0.6%
2,483		D.R. Horton, Inc.	81,641
745	[1]	Helen of Troy Ltd.	74,209
835		Libbey, Inc.	15,606
333	[1]	Mohawk Industries, Inc.	69,577
5,423		Tupperware Brands Corp.	339,914
1,171		Whirlpool Corp.	225,254
		TOTAL	806,201
		Independent Power and Renewable Electricity Producers—0.1%
15,600		AES Corp.	192,660
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Industrial Conglomerates—0.0%
621		Carlisle Cos., Inc.	$64,143
		Insurance—4.0%
22,851		Aflac, Inc.	1,651,670
13,907		Assured Guaranty Ltd.	372,569
1,244		Everest Re Group Ltd.	235,128
213	[1]	Markel Corp.	202,084
18,472		Prudential Financial	1,390,757
14,182		The Travelers Cos., Inc.	1,648,232
		TOTAL	5,500,440
		Internet Software & Services—1.9%
54,478	[1]	eBay, Inc.	1,697,535
7,397	[1]	Facebook, Inc.	916,784
		TOTAL	2,614,319
		IT Services—0.3%
833		Accenture PLC	93,971
10,000		Western Union Co.	200,000
14,300		Xerox Corp.	147,290
		TOTAL	441,261
		Machinery—1.5%
2,951		AGCO Corp.	142,120
9,017		Allison Transmission Holdings, Inc.	259,870
15,401	[1]	Colfax Corp.	452,174
26,951		Joy Global, Inc.	744,656
10,666	[1]	SPX Corp.	161,483
15,300		Trinity Industries, Inc.	355,113
		TOTAL	2,115,416
		Media—1.0%
5,186		CBS Corp., Class B	270,813
28,128	[1]	MSG Networks, Inc.	451,454
852		Time Warner, Inc.	65,306
14,600		Viacom, Inc., Class B - New	663,862
		TOTAL	1,451,435
		Multi-Utilities—0.7%
35,274		NiSource, Inc.	905,131
		Multiline Retail—2.0%
2,400		Big Lots, Inc.	127,632
2,169		Dillards, Inc., Class A	146,798
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Multiline Retail—continued
13,170		Kohl's Corp.	$547,740
18,284		Macy's, Inc.	655,116
17,300		Target Corp.	1,303,209
		TOTAL	2,780,495
		Oil Gas & Consumable Fuels—2.2%
523		Cimarex Energy Co.	62,770
3,188		Exxon Mobil Corp.	283,573
8,120		HollyFrontier Corp.	206,410
3,253		Kinder Morgan, Inc.	66,133
5,229		Occidental Petroleum Corp.	390,763
7,397		Tesoro Petroleum Corp.	563,282
27,767		Valero Energy Corp.	1,451,659
		TOTAL	3,024,590
		Paper & Forest Products—0.1%
3,600		Domtar Corp.	141,732
		Personal Products—0.3%
9,700		Avon Products, Inc.	39,479
3,095	[1]	Herbalife Ltd.	210,491
3,147		Nu Skin Enterprises, Inc.	168,050
		TOTAL	418,020
		Pharmaceuticals—1.0%
36,776		Pfizer, Inc.	1,356,667
		Real Estate Investment Trusts—3.0%
5,500		American Campus Communities, Inc.	297,385
2,500		American Tower Corp.	289,425
900		Avalonbay Communities, Inc.	167,085
13,000		Blackstone Mortgage Trust, Inc., Class A	377,130
1,500		Coresite Realty Corp., REIT	123,795
4,000		CubeSmart, REIT	118,840
2,600		DCT Industrial Trust, Inc.	130,572
1,600		Digital Realty Trust, Inc.	167,136
4,500		Douglas Emmett, Inc.	171,180
2,900		EastGroup Properties, Inc.	213,498
450		Equinix, Inc.	167,791
3,100		Equity Lifestyle Properties, Inc.	254,944
1,300		Extra Space Storage, Inc.	111,826
2,400		Mid-American Apartment Communities, Inc.	254,448
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Real Estate Investment Trusts—continued
28,000		New Residential Investment Corp.	$382,760
6,000		Retail Opportunity Investments Corp.	136,980
1,300		Simon Property Group, Inc.	295,152
2,000		Vornado Realty Trust	214,800
10,250		Weyerhaeuser Co.	335,380
		TOTAL	4,210,127
		Real Estate Management & Development—0.0%
763	[1]	Altisource Portfolio Solutions S.A.	17,747
		Semiconductors & Semiconductor Equipment—0.5%
1,333	[1]	Advanced Energy Industries, Inc.	54,280
18,461		Intel Corp.	643,550
		TOTAL	697,830
		Software—1.5%
12,270		CA, Inc.	425,156
17,201	[1]	Citrix Systems, Inc.	1,533,125
4,307	[1]	Nuance Communications, Inc.	69,213
		TOTAL	2,027,494
		Specialty Retail—2.5%
5,200		Abercrombie & Fitch Co., Class A	107,692
7,113		Bed Bath & Beyond, Inc.	319,730
5,221		Best Buy Co., Inc.	175,426
1,200		Children's Place, Inc./The	100,296
939		Foot Locker, Inc.	55,983
4,854		GNC Holdings, Inc.	99,070
7,400		GameStop Corp.	229,030
15,027		Gap (The), Inc.	387,546
3,800		Guess ?, Inc.	55,936
2,608		Home Depot, Inc.	360,530
826		Lowe's Cos., Inc.	67,963
989	[1]	Murphy USA, Inc.	75,797
2,175	[1]	O'Reilly Automotive, Inc.	632,120
826		Outerwall, Inc.	43,497
2,300		Rent-A-Center, Inc.	24,840
3,900	[1]	Sally Beauty Holdings, Inc.	114,387
13,300		Staples, Inc.	123,557
1,917	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	500,740
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Specialty Retail—continued
1,135	[1]	Zumiez, Inc.	$19,272
		TOTAL	3,493,412
		Technology Hardware Storage & Peripherals—3.1%
6,503		Apple, Inc.	677,678
118,713	[1]	HP, Inc.	1,663,169
10,416		International Business Machines Corp.	1,673,018
10,850		NetApp, Inc.	285,897
		TOTAL	4,299,762
		Textiles Apparel & Luxury Goods—0.4%
3,861	[1]	Fossil Group, Inc.	122,007
3,200		PVH Corp.	323,392
7,184	[1]	Skechers USA, Inc., Class A	172,560
		TOTAL	617,959
		Trading Companies & Distributors—0.1%
1,176	[1]	United Rentals, Inc.	93,692
321		W.W. Grainger, Inc.	70,251
		TOTAL	163,943
		TOTAL COMMON STOCKS (IDENTIFIED COST $68,878,392)	70,045,932
		ASSET-BACKED SECURITIES—1.0%
		Auto Receivables—0.3%
$300,000		BMW Vehicle Trust 2014-1, Class A4, 0.990%, 08/21/2017	300,057
22,571		CS First Boston Mortgage Securities Corp. 2002-HE4, Class AF, 5.510%, 08/25/2032	26,405
25,000		Santander Drive Auto Receivables Trust 2013-1, Class D, 2.270%, 01/15/2019	25,112
100,000		Santander Drive Auto Receivables Trust 2016-2, Class C, 2.660%, 11/15/2021	101,644
		TOTAL	453,218
		Credit Card—0.6%
350,000		Capital One Multi-Asset Execution Trust 2004-B3, Class B3, 1.211%, 01/18/2022	350,082
250,000		Citibank Credit Card Issuance Trust 2014-A2, Class A2, 1.020%, 02/22/2019	250,117
300,000	[2,3]	Penarth Master Issuer 2015-1A, Class A1, 0.882%, 03/18/2019	299,314
		TOTAL	899,513
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—continued
		Other—0.1%
$100,000		Navient Student Loan Trust 2014-1, Class A2, 0.797%, 03/27/2023	$99,543
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,448,837)	1,452,274
		COLLATERALIZED MORTGAGE OBLIGATIONS—2.6%
		Commercial Mortgage—2.6%
170,000		Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 6/15/2049	181,416
744	[4]	Bear Stearns Mortgage Securities, Inc. 1997-6, Class 1A, 6.297%, 3/25/2031	763
200,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 4/10/2046	212,406
350,000		Citigroup Commercial Mortgage Trust 2015-GC33, Class AS, 4.114%, 9/10/2058	392,671
70,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 5/15/2045	76,839
125,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class B, 4.612%, 5/15/2045	140,360
200,000	[2,3]	Commercial Mortgage Trust 2013-CR8, Class B, 3.964%, 6/10/2046	217,648
200,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	224,445
300,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	322,929
200,000	[2,3]	FREMF Mortgage Trust 2013-K25, Class B, 3.743%, 11/25/2045	209,210
2,229		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.000%, 7/15/2022	2,418
4,418		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.000%, 9/15/2022	4,855
7,747		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.000%, 9/15/2032	8,861
79,777		Federal Home Loan Mortgage Corp., 2.263%, 4/24/2025	82,235
300,000		Federal Home Loan Mortgage Corp., 2.566%, 9/25/2020	311,686
9,671		Federal National Mortgage Association REMIC 1993-113 SB, 9.749%, 7/25/2023	10,706
1,885		Federal National Mortgage Association REMIC 2003-35 UC, 3.750%, 5/25/2033	1,986
100,000		GS Mortgage Securities Corp. II 2012-GCJ7 AS, 4.085%, 5/10/2045	109,741
135,000		GS Mortgage Securities Corp. II 2012-GCJ7 B, 4.740%, 5/10/2045	151,192
7,953		Government National Mortgage Association REMIC 2002-17 B, 6.000%, 3/20/2032	9,015
100,000		Merrill Lynch Mortgage Trust 2008-C1, Class AM, 6.263%, 2/12/2051	105,116
50,000		Morgan Stanley Capital I 2007-IQ16, Class AM, 6.052%, 12/12/2049	52,142
100,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	107,522
Annual Shareholder Report

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Commercial Mortgage—continued
$150,000	[2,3]	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 4/10/2046	$160,469
25,000		WF-RBS Commercial Mortgage Trust 2012-C6, Class B, 4.697%, 4/15/2045	28,059
300,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class AS, 3.984%, 11/15/2047	334,203
150,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	164,281
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $3,438,595)	3,623,174
		CORPORATE BONDS—16.9%
		Basic Industry - Chemicals—0.1%
35,000	[2,3]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.000%, 12/10/2019	37,932
70,000		RPM International, Inc., 6.500%, 02/15/2018	74,902
20,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	22,252
22,000		Rohm & Haas Co., 6.000%, 09/15/2017	23,079
		TOTAL	158,165
		Basic Industry - Metals & Mining—0.5%
100,000		Alcoa, Inc., 5.870%, 02/23/2022	108,250
15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 04/15/2040	15,300
100,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 08/01/2022	103,372
62,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 03/01/2023	61,229
40,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 07/15/2021	40,997
20,000	[2,3]	Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.200%, 10/01/2022	20,623
100,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 04/15/2023	103,944
20,000		Southern Copper Corp., Note, 6.750%, 04/16/2040	21,749
160,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.500%, 04/15/2020	175,958
		TOTAL	651,422
		Basic Industry - Paper—0.0%
10,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 3.250%, 03/15/2023	10,074
20,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 4.700%, 03/15/2021	21,743
		TOTAL	31,817
		Capital Goods - Aerospace & Defense—0.3%
211,000	[2,3]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 09/16/2023	224,188
20,000		Raytheon Co., Sr. Note, 4.400%, 02/15/2020	22,167
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Capital Goods - Aerospace & Defense—continued
$10,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2021	$10,568
40,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.000%, 2/15/2067	25,400
50,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 03/15/2026	53,504
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 03/01/2024	54,143
		TOTAL	389,970
		Capital Goods - Building Materials—0.1%
80,000		Masco Corp., Sr. Unsecd. Note, 4.375%, 04/01/2026	85,600
		Capital Goods - Construction Machinery—0.0%
40,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/01/2021	43,952
		Capital Goods - Diversified Manufacturing—0.3%
15,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 04/15/2020	16,431
30,000		General Electric Capital, Sr. Unsecd. Note, Series GMTN, 3.100%, 01/09/2023	32,121
200,000		General Electric Co., Sr. Unsecd. Note, 4.125%, 10/09/2042	225,949
80,000		Hubbell, Inc., 5.950%, 06/01/2018	86,433
50,000		Pentair, Ltd., Company Guarantee, 5.000%, 05/15/2021	53,922
15,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	17,473
14,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 04/20/2020	15,969
		TOTAL	448,298
		Capital Goods - Environmental—0.1%
85,000		Republic Services, Inc., Company Guarantee, 5.500%, 9/15/2019	95,191
		Capital Goods - Packaging—0.0%
45,000		Packaging Corp. of America, Sr. Unsecd. Note, 3.900%, 06/15/2022	48,036
10,000		Rock-Tenn Co., Sr. Unsecd. Note, 4.000%, 03/01/2023	10,583
10,000		Rock-Tenn Co., Sr. Unsecd. Note, 4.450%, 03/01/2019	10,579
		TOTAL	69,198
		Communications - Cable & Satellite—0.3%
200,000	[2,3]	CCO Safari II LLC, Term Loan—1st Lien, Series 144A, 4.908%, 07/23/2025	221,301
90,000		NBC Universal, Inc., Sr. Unsecd. Note, 5.150%, 04/30/2020	102,585
30,000		Time Warner Cable, Inc., Company Guarantee, 8.250%, 04/01/2019	34,855
		TOTAL	358,741
		Communications - Media & Entertainment—0.7%
75,000		21st Century Fox America, Inc., 8.000%, 10/17/2016	76,054
75,000		21st Century Fox America, Inc., Sr. Unsecd. Note, 5.400%, 10/01/2043	91,548
80,000		Discovery Communications, Sr. Unsecd. Note, 4.900%, 03/11/2026	86,640
30,000		Grupo Televisa S.A., Sr. Unsecd. Note, 6.125%, 01/31/2046	35,039
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Media & Entertainment—continued
$30,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.250%, 11/15/2017	$30,249
25,000		Moody's Corp., Sr. Unsecd. Note, 5.500%, 09/01/2020	28,357
250,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.600%, 04/15/2026	266,515
20,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 05/01/2022	21,504
30,000		Viacom, Inc., 2.500%, 09/01/2018	30,445
25,000		Viacom, Inc., Sr. Unsecd. Note, 2.500%, 12/15/2016	25,108
100,000		Viacom, Inc., Sr. Unsecd. Note, 3.875%, 04/01/2024	102,896
150,000		WPP Finance 2010, Sr. Unsecd. Note, 5.625%, 11/15/2043	181,315
		TOTAL	975,670
		Communications - Telecom Wireless—0.3%
100,000		American Tower Corp., Sr. Unsecd. Note, 3.400%, 02/15/2019	104,792
50,000		American Tower Corp., Sr. Unsecd. Note, 4.500%, 01/15/2018	52,274
150,000		Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 06/15/2026	158,372
90,000		Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 05/15/2022	97,675
		TOTAL	413,113
		Communications - Telecom Wirelines—0.2%
10,000		CenturyLink, Inc., Sr. Unsecd. Note, 7.650%, 3/15/2042	9,000
90,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 03/15/2024	100,444
175,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 09/15/2023	205,524
		TOTAL	314,968
		Consumer Cyclical - Automotive—0.9%
175,000		American Honda Finance Co., Series MTN, 0.843%, 7/14/2017	175,063
175,000		American Honda Finance Co., Unsecd. Deb., Series MTN, 2.250%, 8/15/2019	180,527
10,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 01/18/2031	16,689
100,000		Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	110,600
200,000		Ford Motor Credit Co., Sr. Unsecd. Note, 3.336%, 03/18/2021	208,930
150,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.100%, 01/15/2019	153,438
160,000		General Motors Financial Co., Sr. Unsecd. Note, 3.200%, 07/06/2021	162,648
10,000	[2,3]	Harley-Davidson Financial Services, Inc., Sr. Unsecd. Note, Series 144A, 2.700%, 03/15/2017	10,084
100,000	[2,3]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 08/09/2018	102,458
65,000	[2,3]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.500%, 4/03/2018	67,238
		TOTAL	1,187,675
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Leisure—0.2%
$200,000	[2]	Football Trust V, Pass Thru Cert., Series 144A, 5.350%, 10/05/2020	$221,635
		Consumer Cyclical - Lodging—0.1%
30,000		Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 07/15/2023	31,333
110,000		Hyatt Hotels Corp., Sr. Unsecd. Note, 4.850%, 03/15/2026	122,770
50,000		Marriott International, Inc., Sr. Unsecd. Note, 3.000%, 03/01/2019	51,742
		TOTAL	205,845
		Consumer Cyclical - Retailers—0.9%
50,000		Advance Auto Parts, Inc., 4.500%, 12/01/2023	54,398
40,000		AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 04/21/2026	41,807
250,000		AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 04/15/2025	262,481
175,000		CVS Health Corp., Sr. Unsecd. Note, 2.875%, 06/01/2026	180,584
160,000		Dollar General Corp., Sr. Unsecd. Note, 4.150%, 11/01/2025	177,691
10,000		O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 01/14/2021	11,141
80,000		Under Armour, Inc., Sr. Unsecd. Note, 3.250%, 06/15/2026	81,642
35,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 3.300%, 04/22/2024	38,741
300,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 4.300%, 04/22/2044	360,476
		TOTAL	1,208,961
		Consumer Cyclical - Services—0.1%
65,000		Expedia, Inc., Company Guarantee, 5.950%, 08/15/2020	73,157
10,000		University of Southern California, Sr. Unsecd. Note, 5.250%, 10/01/2111	13,650
70,000		Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	75,299
		TOTAL	162,106
		Consumer Non-Cyclical - Food/Beverage—0.5%
200,000	[2,3]	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.200%, 04/09/2023	201,034
280,000	[2,3]	Kraft Heinz Foods Co., Sr. Unsecd. Note, Series 144A, 4.375%, 06/01/2046	306,157
50,000		Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	55,105
150,000		PepsiCo, Inc., 2.750%, 4/30/2025	157,899
30,000		The Coca-Cola Co., Sr. Unsecd. Note, 1.800%, 9/01/2016	30,032
		TOTAL	750,227
		Consumer Non-Cyclical - Health Care—0.1%
15,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/01/2022	15,573
10,000		Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.750%, 08/23/2022	10,670
30,000		Stryker Corp., Sr. Unsecd. Note, 3.500%, 03/15/2026	32,257
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Health Care—continued
$10,000		Zimmer Holdings, Inc., Sr. Note, 5.750%, 11/30/2039	$12,326
		TOTAL	70,826
		Consumer Non-Cyclical - Pharmaceuticals—0.3%
10,000		Dentsply International, Inc., Sr. Unsecd. Note, 2.750%, 08/15/2016	10,006
300,000		Eli Lilly & Co., 3.700%, 03/01/2045	325,570
30,000		Pfizer, Inc., Sr. Unsecd. Note, 6.200%, 03/15/2019	33,855
		TOTAL	369,431
		Consumer Non-Cyclical - Products—0.2%
200,000		Newell Rubbermaid, Inc., Sr. Unsecd. Note, 4.200%, 04/01/2026	218,902
		Consumer Non-Cyclical - Tobacco—0.0%
24,000		Altria Group, Inc., 9.250%, 08/06/2019	29,526
30,000		Philip Morris International, Inc., 5.650%, 05/16/2018	32,451
		TOTAL	61,977
		Energy - Independent—0.4%
250,000		Canadian Natural Resources Ltd., 3.900%, 02/01/2025	250,756
30,000		EOG Resources, Inc., Note, 5.625%, 06/01/2019	33,039
100,000		Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/01/2025	90,943
75,000		XTO Energy, Inc., 6.375%, 06/15/2038	108,295
60,000		XTO Energy, Inc., 6.750%, 08/01/2037	90,099
		TOTAL	573,132
		Energy - Integrated—0.5%
30,000		BP Capital Markets America, Inc., Company Guarantee, 4.200%, 06/15/2018	31,487
135,000		BP Capital Markets PLC, 3.119%, 5/04/2026	137,981
75,000		Husky Energy, Inc., 4.000%, 04/15/2024	77,751
100,000		Husky Oil Ltd., Deb., 7.550%, 11/15/2016	100,814
90,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 05/20/2023	77,400
50,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 1/27/2021	47,563
25,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/18/2024	25,500
145,000		Shell International Finance BV, Sr. Unsecd. Note, 4.000%, 05/10/2046	149,670
		TOTAL	648,166
		Energy - Midstream—0.6%
75,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	77,540
100,000		Energy Transfer Partners, Sr. Unsecd. Note, 4.050%, 3/15/2025	98,212
170,000		Enterprise Products Opera, Sr. Unsecd. Note, 3.950%, 02/15/2027	179,564
10,000	[2,3]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.450%, 07/15/2020	10,825
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Energy - Midstream—continued
$150,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.000%, 03/01/2043	$143,145
100,000		Kinder Morgan, Inc., 5.050%, 2/15/2046	94,756
20,000	[2,3]	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.800%, 10/15/2022	20,059
200,000		Williams Partners LP, 5.100%, 09/15/2045	180,515
40,000		Williams Partners LP, 5.250%, 03/15/2020	42,190
30,000		Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	30,389
		TOTAL	877,195
		Energy - Oil Field Services—0.1%
15,000		Nabors Industries, Inc., Company Guarantee, 5.000%, 09/15/2020	14,133
20,000		Nabors Industries, Inc., Sr. Unsecd. Note, 4.625%, 09/15/2021	17,771
50,000		Nabors Industries, Inc., Sr. Unsecd. Note, 5.100%, 09/15/2023	45,038
15,000		Noble Holding International Ltd., Company Guarantee, 4.900%, 08/01/2020	12,966
		TOTAL	89,908
		Energy - Refining—0.2%
10,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 03/01/2041	10,796
50,000		Phillips 66, Sr. Unsecd. Note, 4.300%, 04/01/2022	54,881
30,000		Valero Energy Corp., 7.500%, 04/15/2032	37,034
10,000		Valero Energy Corp., 9.375%, 03/15/2019	11,891
95,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 06/15/2037	105,703
		TOTAL	220,305
		Financial Institution - Banking—4.0%
74,000		American Express Co., 2.650%, 12/02/2022	75,843
250,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 05/05/2021	255,602
50,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.800%, 09/19/2016	50,137
50,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 02/01/2019	51,197
300,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.500%, 04/19/2026	313,913
100,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.000%, 5/13/2021	112,631
200,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	207,036
50,000		Bank of Montreal, Sr. Unsecd. Note, Series MTN, 1.450%, 04/09/2018	50,213
350,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.800%, 05/04/2026	365,143
250,000		Branch Banking & Trust Co., Sub. Note, 3.800%, 10/30/2026	275,579
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—continued
$120,000	Capital One Financial Corp., Sr. Sub., 4.200%, 10/29/2025	$125,398
200,000	Citigroup, Inc., Sr. Unsecd. Note, 2.700%, 03/30/2021	204,231
250,000	Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 04/27/2025	259,340
170,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 05/01/2026	175,617
100,000	Citigroup, Inc., Sub. Note, 4.450%, 09/29/2027	105,134
25,000	City National Corp., Sr. Unsecd. Note, 5.250%, 09/15/2020	28,437
30,000	Comerica, Inc., 3.800%, 7/22/2026	31,532
200,000	Fifth Third Bancorp, Sr. Unsecd. Note, 1.350%, 06/01/2017	200,514
80,000	Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	83,440
275,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.625%, 01/22/2023	292,092
25,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.125%, 02/15/2033	31,887
30,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.150%, 04/01/2018	32,264
150,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 02/01/2041	198,470
50,000	HSBC Holdings PLC, Sr. Unsecd. Note, 5.100%, 04/05/2021	55,716
250,000	Huntington National Bank, Sr. Unsecd. Note, 2.200%, 04/01/2019	253,713
400,000	J.P. Morgan Chase & Co., Sub. Note, 3.375%, 05/01/2023	409,465
250,000	Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 1.015%, 7/25/2017	249,798
65,000	Morgan Stanley, Sr. Unsecd. Note, 4.750%, 03/22/2017	66,491
120,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.500%, 04/21/2021	121,554
175,000	Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	185,123
20,000	Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 03/09/2017	20,395
210,000	Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 02/08/2021	217,284
130,000	SunTrust Banks, Inc., Sr. Unsecd. Note, 2.900%, 03/03/2021	135,875
30,000	Wachovia Corp., Sr. Unsecd. Note, Series MTN, 5.750%, 2/01/2018	32,021
85,000	Wells Fargo & Co., Sub. Note, Series GMTN, 4.900%, 11/17/2045	96,641
70,000	Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	77,483
100,000	Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	111,227
	TOTAL	5,558,436
	Financial Institution - Broker/Asset Mgr/Exchange—0.2%
80,000	Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	86,405
40,000	Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	41,600
125,000	Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 04/15/2021	143,781
13,000	Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 04/01/2024	15,097
	TOTAL	286,883
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Finance Companies—0.1%
$170,000		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.950%, 02/01/2022	$178,222
		Financial Institution - Insurance - Health—0.2%
170,000		Aetna, Inc., Sr. Unsecd. Note, 3.200%, 06/15/2026	174,709
45,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 4.750%, 07/15/2045	56,301
50,000		Wellpoint, Inc., 5.850%, 01/15/2036	62,297
		TOTAL	293,307
		Financial Institution - Insurance - Life—0.8%
200,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	216,477
10,000		Aflac, Inc., Sr. Unsecd. Note, 6.900%, 12/17/2039	14,434
25,000		American International Group, Inc., 4.500%, 07/16/2044	25,416
35,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 02/15/2024	37,723
10,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	10,832
275,000	[2,3]	Mass Mutual Global Funding II, Series 144A, 2.000%, 04/15/2021	278,955
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 8/01/2039	16,025
250,000		MetLife, Inc., Sr. Unsecd. Note, 3.600%, 04/10/2024	265,784
15,000	[2,3]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 06/15/2040	20,989
10,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 05/15/2023	10,238
10,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 09/15/2022	10,392
150,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 5.625%, 05/12/2041	179,840
50,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	62,875
		TOTAL	1,149,980
		Financial Institution - Insurance - P&C—0.3%
1,000		ACE INA Holdings, Inc., Sr. Note, 5.700%, 02/15/2017	1,025
80,000		Berkshire Hathaway, Inc., Sr. Unsecd. Note, 3.125%, 03/15/2026	85,284
30,000		CNA Financial Corp., Sr. Unsecd. Note, 7.350%, 11/15/2019	34,551
20,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	21,583
100,000	[2,3]	Liberty Mutual Group, Inc., Series 144A, 4.850%, 8/01/2044	106,002
65,000	[2,3]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	104,418
		TOTAL	352,863
		Financial Institution - REIT - Apartment—0.0%
20,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/01/2022	20,436
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - REIT - Apartment—continued
$10,000		UDR, Inc., Company Guarantee, 4.625%, 01/10/2022	$11,089
		TOTAL	31,525
		Financial Institution - REIT - Healthcare—0.1%
40,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 04/15/2020	45,655
50,000		Healthcare Trust of America, 3.700%, 04/15/2023	51,926
		TOTAL	97,581
		Financial Institution - REIT - Office—0.1%
50,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 06/15/2023	52,232
50,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2022	54,329
55,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	62,196
		TOTAL	168,757
		Financial Institution - REIT - Other—0.2%
75,000		Liberty Property LP, 6.625%, 10/01/2017	79,200
50,000		ProLogis LP, Sr. Unsecd. Note, 3.350%, 02/01/2021	53,111
75,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	78,151
		TOTAL	210,462
		Financial Institution - REIT - Retail—0.1%
50,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/01/2022	52,728
20,000		Regency Centers LP, Company Guarantee, 4.800%, 04/15/2021	22,083
30,000		Tanger Properties LP, Sr. Unsecd. Note, 6.125%, 06/01/2020	34,228
		TOTAL	109,039
		Sovereign—0.0%
30,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 06/15/2022	33,521
		Technology—1.0%
45,000		Apple, Inc., Sr. Unsecd. Note, 1.000%, 05/03/2018	45,097
30,000		Apple, Inc., Sr. Unsecd. Note, 2.400%, 05/03/2023	30,841
100,000		Apple, Inc., Sr. Unsecd. Note, Series 30 Year, 3.850%, 08/04/2046	101,408
115,000		Autodesk, Inc., Sr. Unsecd. Note, 4.375%, 6/15/2025	122,175
140,000		Automatic Data Processing, Inc., 3.375%, 9/15/2025	153,703
20,000		Corning, Inc., Unsecd. Note, 4.750%, 03/15/2042	21,320
240,000	[2,3]	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Term Loan—1st Lien, Series 144A, 6.020%, 06/15/2026	257,959
125,000		Equifax, Inc., Sr. Unsecd. Note, 2.300%, 06/01/2021	126,700
100,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.500%, 04/15/2023	104,782
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$180,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 5.000%, 10/15/2025	$208,761
70,000	[2,3]	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, Series 144A, 3.600%, 10/15/2020	73,929
20,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 08/10/2022	20,587
50,000		Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 04/01/2026	55,714
10,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 09/12/2022	10,745
25,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 01/15/2019	26,684
50,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 06/15/2045	54,178
20,000		Xerox Corp., Sr. Unsecd. Note, 2.950%, 03/15/2017	20,109
		TOTAL	1,434,692
		Transportation - Airlines—0.1%
130,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.125%, 03/01/2017	132,971
		Transportation - Railroads—0.2%
50,000		Burlington Northern Santa Fe Corp., Deb., 5.750%, 05/01/2040	67,900
30,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 05/15/2023	30,934
225,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 06/01/2026	231,133
		TOTAL	329,967
		Transportation - Services—0.1%
90,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., Series 144A, 6.375%, 10/15/2017	95,173
50,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.450%, 11/15/2018	50,740
30,000		United Parcel Service, Inc., Sr. Unsecd. Note, 3.125%, 01/15/2021	32,233
		TOTAL	178,146
		Utility - Electric—1.2%
5,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.650%, 04/01/2019	5,693
70,000	[2,3]	Electricite de France SA, Note, Series 144A, 5.600%, 01/27/2040	84,079
140,000	[2,3]	Emera US Finance LP, Sr. Unsecd. Note, Series 144A, 4.750%, 06/15/2046	154,940
170,000		EverSource Energy, Sr. Unsecd. Note, 3.350%, 03/15/2026	181,551
200,000		Exelon Corp., Sr. Unsecd. Note, 3.400%, 04/15/2026	210,906
100,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	107,369
10,000		Great Plains Energy, Inc., Note, 4.850%, 06/01/2021	11,010
4,756	[2,3]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/01/2017	4,913
70,000		Indiana Michigan Power Co., Sr. Unsecd. Note, Series K, 4.550%, 03/15/2046	81,264
110,000		National Rural Utilities, Sr. Sub., 5.250%, 04/20/2046	116,369
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Utility - Electric—continued
$25,000	National Rural Utilities, Sr. Unsecd. Note, Series MTNC, 8.000%, 3/01/2032	$38,143
50,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 09/15/2019	51,579
80,000	Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 03/01/2018	85,268
250,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 05/15/2026	255,726
50,000	Progress Energy, Inc., 7.050%, 03/15/2019	56,832
175,000	Southern Co., Sr. Unsecd. Note, 3.250%, 07/01/2026	183,926
10,000	TECO Finance, Inc., Company Guarantee, 5.150%, 03/15/2020	11,097
40,000	UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/01/2020	43,301
	TOTAL	1,683,966
	Utility - Natural Gas—0.2%
20,000	Atmos Energy Corp., 8.500%, 03/15/2019	23,444
100,000	Atmos Energy Corp., Sr. Unsecd. Note, 4.125%, 10/15/2044	111,371
50,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.200%, 09/15/2021	51,597
40,000	Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	40,993
65,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 03/01/2023	64,797
	TOTAL	292,202
	TOTAL CORPORATE BONDS (IDENTIFIED COST $22,002,894)	23,424,916
	MORTGAGE-BACKED SECURITY—0.0%
	Federal National Mortgage Association—0.0%
256	Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016 (IDENTIFIED COST $266)	257
	MUNICIPAL BOND—0.1%
	Municipal Services—0.1%
70,000	Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.720%, 12/01/2038 (IDENTIFIED COST $70,000)	90,703
	U.S. TREASURY—1.2%
435,000	United States Treasury Bond, 2.500%, 2/15/2046	463,944
325,000	United States Treasury Bond, 2.500%, 5/15/2046	347,293
200,000	United States Treasury Note, 0.875%, 6/15/2019	200,653
50,000	United States Treasury Note, 1.625%, 5/15/2026	50,774
10,000	United States Treasury Note, 2.250%, 11/15/2024	10,681
253,227	U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/2025	261,649
159,192	U.S. Treasury Inflation-Protected Note, Series A-2022, 0.125%, 1/15/2022	161,773
Annual Shareholder Report

Principal Amount or Shares			Value
		U.S. TREASURY—continued
$177,034	[5]	U.S. Treasury Inflation-Protected Note, Series D-2024, 0.125%, 7/15/2024	$179,205
		TOTAL U.S. TREASURY (IDENTIFIED COST $1,605,955)	1,675,972
		EXCHANGE-TRADED FUNDS—5.0%
30,000		iShares Core MSCI Emerging Markets ETF	1,319,100
96,000		iShares MSCI EAFE ETF	5,569,920
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $7,715,046)	6,889,020
		INVESTMENT COMPANIES—22.6%[6]
166,883		Emerging Markets Core Fund	1,707,215
220,091		Federated Bank Loan Core Fund	2,203,112
4,202,435		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.36%[7]	4,202,435
1,511,148		Federated Mortgage Core Portfolio	15,217,257
307,620		Federated Project and Trade Finance Core Fund	2,867,023
826,313		High Yield Bond Portfolio	5,147,928
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $31,713,415)	31,344,970
		TOTAL INVESTMENTS—99.9% (IDENTIFIED COST $136,873,400)[8]	138,547,218
		OTHER ASSETS AND LIABILITIES - NET—0.1%[9]	184,521
		TOTAL NET ASSETS—100%	$138,731,739
At July 31, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[1]United States Treasury Note 2-Year Long Futures	50	$10,950,000	September 2016	$(2,458)
[1]United States Treasury Ultra Bond Long Futures	13	$2,476,906	September 2016	$149,090
[1]United States Treasury Note 5-Year Short Futures	43	$5,246,672	September 2016	$(89,124)
[1]United States Treasury Note 10-Year Short Futures	20	$2,660,937	September 2016	$(5,424)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$52,084
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2016, these restricted securities amounted to $3,536,932, which represented 2.5% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At July 31, 2016, these liquid restricted securities amounted to $3,315,297, which represented 2.4% of total net assets.
4	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns' outstanding registered debt securities.
5	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6	Affiliated holdings.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $136,841,125.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$67,621,208	$—	$—	$67,621,208
International	2,424,724	—	—	2,424,724
Debt Securities:
Asset-Backed Securities	—	1,452,274	—	1,452,274
Collateralized Mortgage Obligations	—	3,623,174	—	3,623,174
Corporate Bonds	—	23,424,916	—	23,424,916
Mortgage-Backed Security	—	257	—	257
Municipal Bond	—	90,703	—	90,703
U.S. Treasury	—	1,675,972	—	1,675,972
Exchange-Traded Funds	6,889,020	—	—	6,889,020
Investment Companies[1]	4,202,435	—	—	31,344,970
TOTAL SECURITIES	$81,137,387	$30,267,296	$—	$138,547,218
Other Financial Instruments:[2]
Assets	$149,090	$—	$—	$149,090
Liabilities	(97,006)	—	—	(97,006)
TOTAL OTHER FINANCIAL INSTRUMENTS	$52,084	$—	$—	$52,084
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $27,142,535 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in Emerging Markets Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GO	—General Obligation
MTN	—Medium Term Note
REIT(s)	—Real Estate Investment Trust(s)
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.83	$16.07	$14.35	$12.20	$12.17
Income From Investment Operations:
Net investment income	0.24[1]	0.20[1]	0.17[1]	0.14[1]	0.17[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.31)	0.74	1.70	2.19	0.02
TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.94	1.87	2.33	0.19
Less Distributions:
Distributions from net investment income	(0.24)	(0.18)	(0.15)	(0.18)	(0.16)
Net Asset Value, End of Period	$16.52	$16.83	$16.07	$14.35	$12.20
Total Return[2]	(0.37)%	5.89%	13.06%	19.28%	1.65%
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income	1.51%	1.21%	1.10%	1.10%	1.43%
Expense waiver/reimbursement[3]	0.10%	0.09%	0.10%	0.11%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$61,245	$62,555	$55,634	$50,340	$48,774
Portfolio turnover	98%	89%	34%	105%	149%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.59	$15.84	$14.16	$12.03	$11.99
Income From Investment Operations:
Net investment income	0.12[1]	0.07[1]	0.05[1]	0.04[1]	0.08[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.31)	0.74	1.67	2.16	0.03
TOTAL FROM INVESTMENT OPERATIONS	(0.19)	0.81	1.72	2.20	0.11
Less Distributions:
Distributions from net investment income	(0.10)	(0.06)	(0.04)	(0.07)	(0.07)
Net Asset Value, End of Period	$16.30	$16.59	$15.84	$14.16	$12.03
Total Return[2]	(1.10)%	5.12%	12.14%	18.41%	0.93%
Ratios to Average Net Assets:
Net expenses	2.05%	2.05%	2.05%	2.05%	2.05%
Net investment income	0.76%	0.45%	0.34%	0.36%	0.68%
Expense waiver/reimbursement[3]	0.08%	0.06%	0.07%	0.08%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,152	$31,571	$34,522	$35,450	$34,193
Portfolio turnover	98%	89%	34%	105%	149%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.80	$16.05	$14.33	$12.17	$12.12
Income From Investment Operations:
Net investment income	0.20[1]	0.16[1]	0.13[1]	0.09[1]	0.11[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.31)	0.74	1.69	2.19	0.03
TOTAL FROM INVESTMENT OPERATIONS	(0.11)	0.90	1.82	2.28	0.14
Less Distributions:
Distributions from net investment income	(0.20)	(0.15)	(0.10)	(0.12)	(0.09)
Net Asset Value, End of Period	$16.49	$16.80	$16.05	$14.33	$12.17
Total Return[2]	(0.59)%	5.61%	12.72%	18.84%	1.19%
Ratios to Average Net Assets:
Net expenses	1.56%	1.56%	1.57%	1.69%	1.80%
Net investment income	1.27%	0.96%	0.84%	0.70%	0.93%
Expense waiver/reimbursement[3]	0.04%	0.03%	0.05%	0.06%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$577	$532	$464	$417	$526
Portfolio turnover	98%	89%	34%	105%	149%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.87	$16.11	$14.39	$12.23	$12.21
Income From Investment Operations:
Net investment income	0.28[1]	0.24[1]	0.21[1]	0.18[1]	0.20[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.30)	0.74	1.69	2.19	0.02
TOTAL FROM INVESTMENT OPERATIONS	(0.02)	0.98	1.90	2.37	0.22
Less Distributions:
Distributions from net investment income	(0.28)	(0.22)	(0.18)	(0.21)	(0.20)
Net Asset Value, End of Period	$16.57	$16.87	$16.11	$14.39	$12.23
Total Return[2]	(0.07)%	6.13%	13.30%	19.63%	1.87%
Ratios to Average Net Assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	1.76%	1.46%	1.35%	1.35%	1.69%
Expense waiver/reimbursement[3]	0.05%	0.04%	0.06%	0.07%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$47,757	$53,291	$49,667	$46,365	$43,341
Portfolio turnover	98%	89%	34%	105%	149%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
July 31, 2016
Assets:
Total investment in securities, at value including $31,344,970 of investment in affiliated holdings (Note 5) (identified cost $136,873,400)		$138,547,218
Income receivable		328,660
Receivable for investments sold		1,184,377
Receivable for shares sold		66,789
Receivable for daily variation margin on futures contracts		7,252
TOTAL ASSETS		140,134,296
Liabilities:
Payable for investments purchased	$1,170,890
Payable for shares redeemed	29,276
Payable to adviser (Note 5)	8,376
Payable for administrative fee (Note 5)	888
Payable for auditing fees	30,600
Payable for distribution services fee (Note 5)	18,635
Payable for other service fees (Notes 2 and 5)	45,625
Payable for share registration costs	37,459
Accrued expenses (Note 5)	60,808
TOTAL LIABILITIES		1,402,557
Net assets for 8,412,395 shares outstanding		$138,731,739
Net Assets Consist of:
Paid-in capital		$146,900,592
Net unrealized appreciation of investments and futures contracts		1,725,902
Accumulated net realized loss on investments and futures contracts		(11,068,943)
Undistributed net investment income		1,174,188
TOTAL NET ASSETS		$138,731,739
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($61,245,423 ÷ 3,706,859 shares outstanding), no par value, unlimited shares authorized	$16.52
Offering price per share (100/94.50 of $16.52)	$17.48
Redemption proceeds per share	$16.52
Class C Shares:
Net asset value per share ($29,151,900 ÷ 1,788,393 shares outstanding), no par value, unlimited shares authorized	$16.30
Offering price per share	$16.30
Redemption proceeds per share (99.00/100 of $16.30)	$16.14
Class R Shares:
Net asset value per share ($577,167 ÷ 34,993 shares outstanding), no par value, unlimited shares authorized	$16.49
Offering price per share	$16.49
Redemption proceeds per share	$16.49
Institutional Shares:
Net asset value per share ($47,757,249 ÷ 2,882,150 shares outstanding), no par value, unlimited shares authorized	$16.57
Offering price per share	$16.57
Redemption proceeds per share	$16.57
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended July 31, 2016
Investment Income:
Dividends (including $904,925 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $378)			$2,827,276
Interest			975,076
Investment income allocated from an affiliated partnership (Note 5)			75,273
TOTAL INCOME			3,877,625
Expenses:
Investment adviser fee (Note 5)		$1,037,057
Administrative fee (Note 5)		108,166
Custodian fees		31,486
Transfer agent fee (Note 2)		141,271
Directors'/Trustees' fees (Note 5)		2,762
Auditing fees		30,600
Legal fees		8,236
Portfolio accounting fees		107,065
Distribution services fee (Note 5)		224,162
Other service fees (Notes 2 and 5)		217,537
Share registration costs		59,535
Printing and postage		31,094
Miscellaneous (Note 5)		15,195
EXPENSES BEFORE ALLOCATION		2,014,166
Expenses allocated from affiliated partnership (Note 2)		898
TOTAL EXPENSES		2,015,064
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(48,596)
Reimbursement of other operating expenses (Notes 2 and 5)	(59,945)
TOTAL WAIVER AND REIMBURSEMENTS		(108,541)
Net expenses			1,906,523
Net investment income			1,971,102
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments (including realized gain of $269,626 on sales of investments in affiliated holdings (Note 5))	$3,350,020
Net realized loss on futures contracts	(222,092)
Net realized loss on investments and foreign currency transactions allocated from an affiliated partnership (Note 5)	(70,479)
Realized gain distribution from registered investment company shares (Note 5)	52,801
Net change in unrealized appreciation of investments	(6,222,212)
Net change in unrealized depreciation of futures contracts	105,179
Net realized and unrealized loss on investments and futures contracts	(3,006,783)
Change in net assets resulting from operations	$(1,035,681)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended July 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,971,102	$1,631,758
Net realized gain on investments including allocations from an affiliated partnership and futures contracts	3,110,250	18,811,985
Net change in unrealized appreciation/depreciation of investments and futures contracts	(6,117,033)	(12,482,552)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,035,681)	7,961,191
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(912,021)	(627,231)
Class C Shares	(200,679)	(120,251)
Class R Shares	(7,400)	(4,641)
Institutional Shares	(830,257)	(724,945)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,950,357)	(1,477,068)
Share Transactions:
Proceeds from sale of shares	17,267,895	27,367,111
Net asset value of shares issued to shareholders in payment of distributions declared	1,804,807	1,374,214
Cost of shares redeemed	(25,304,874)	(27,563,013)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,232,172)	1,178,312
Change in net assets	(9,218,210)	7,662,435
Net Assets:
Beginning of period	147,949,949	140,287,514
End of period (including undistributed net investment income of $1,174,188 and $1,103,078, respectively)	$138,731,739	$147,949,949
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
July 31, 2016
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. On June 20, 2016, Class R Shares were closed to new accounts/investors. The investment objective of the Fund is the possibility of long-term growth of capital and income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invested in Emerging Markets Fixed
Annual Shareholder Report

Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P. which was a limited partnership established under the laws of the state of Delaware. The Fund recorded daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and certain transfer agent fees unique to those classes. The detail of the total fund expense waiver and reimbursements of $108,541 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$76,976	$(39,636)
Class C Shares	29,153	(12,205)
Class R Shares	304	—
Institutional Shares	34,838	(8,104)
TOTAL	$141,271	$(59,945)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$144,451
Class C Shares	73,086
TOTAL	$217,537
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $18,365,488 and $9,616,111, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at July 31, 2016, is as follows:
Security	Acquisition Date	Cost	Market Value
Football Trust V, Pass Thru Cert., Series 144A, 5.350%, 10/05/2020	3/24/2010	$200,000	$221,635
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures contracts	$52,084*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(222,092)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$105,179
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	587,548	$9,377,136	877,364	$14,585,649
Shares issued to shareholders in payment of distribution declared	51,346	816,912	33,893	561,953
Shares redeemed	(649,638)	(10,261,256)	(656,048)	(10,848,975)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(10,744)	$(67,208)	255,209	$4,298,627

Year Ended July 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	302,928	$4,781,444	291,257	$4,780,270
Shares issued to shareholders in payment of distribution declared	11,611	182,981	6,665	109,378
Shares redeemed	(429,374)	(6,745,049)	(573,519)	(9,319,128)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(114,835)	$(1,780,624)	(275,597)	$(4,429,480)

Year Ended July 31	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	8,198	$131,010	5,140	$84,844
Shares issued to shareholders in payment of distribution declared	402	6,380	276	4,573
Shares redeemed	(5,256)	(82,857)	(2,687)	(44,528)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	3,344	$54,533	2,729	$44,889

Year Ended July 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	187,245	$2,978,562	476,302	$7,916,348
Shares issued to shareholders in payment of distribution declared	50,127	798,534	42,067	698,310
Shares redeemed	(513,254)	(8,215,712)	(442,803)	(7,350,382)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(275,882)	$(4,438,616)	75,566	$1,264,276
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(398,117)	$(6,231,915)	57,907	$1,178,312
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for partnership income, fair fund settlements and short-term capital gain distributions from regulated investment companies.
For the year ended July 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(12)	$50,365	$(50,353)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2016 and 2015 was as follows:
	2016	2015
Ordinary income	$1,950,357	$1,477,068
As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,174,188
Net unrealized appreciation	$1,706,093
Capital loss carryforwards and deferrals	$(11,049,134)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydown losses, and partnership investment.
At July 31, 2016, the cost of investments for federal tax purposes was $136,841,125. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $1,706,093. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,721,960 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,015,867.
Annual Shareholder Report

At July 31, 2016, the Fund had a capital loss carryforward of $10,992,401 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$10,992,401	NA	$10,992,401
The Fund used capital loss carryforwards of $3,356,548 to offset capital gains realized during the year ended July 31, 2016.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2016, for federal income tax purposes, post-October losses of $40,536 were deferred to August 1, 2016.
As of the year ended July 31, 2016, for federal income tax purposes, the Fund has $16,197 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2016, the Adviser voluntarily waived $40,929 of its fee and voluntarily reimbursed $59,945 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2016, the Sub-Adviser earned a fee of $136,941.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$221,391
Class R Shares	2,771
TOTAL	$224,162
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2016, FSC retained $42,278 of fees paid by the Fund. For the year ended July 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2016, FSC retained $14,248 in sales charges from the sale of Class A Shares. FSC also retained $2,983 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2016, FSSC received $11,892 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective September 1, 2016, total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Class R6 Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.30%, 2.05, 1.04% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2016, the Adviser reimbursed $7,667. Transactions involving the affiliated holdings during the year ended July 31, 2016, were as follows:
	Emerging Markets Fixed Income Core Fund	Emerging Markets Core Fund	Federated Bank Loan Core Fund	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Federated Mortgage Core Portfolio	Federated Project and Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Trans- actions
Balance of Shares Held 7/31/2015	33,683	—	117,879	5,521,116	1,325,624	241,956	811,201	8,051,459
Pur- chases/ Additions	36,531	234,499	159,270	53,677,933	728,696	65,664	487,907	55,390,500
Sales/ Reductions	(70,214)	(67,616)	(57,058)	(54,996,614)	(543,172)	—	(472,795)	(56,207,469)
Balance of Shares Held 7/31/2016	—	166,883	220,091	4,202,435	1,511,148	307,620	826,313	7,234,490
Value	$—	$1,707,215	$2,203,112	$4,202,435	$15,217,257	$2,867,023	$5,147,928	$31,344,970
Dividend Income/ Allocated Investment Income	$75,273	$10,610	$75,055	$20,539	$374,152	$103,572	$320,997	$980,198
Allocated Net Realized Gain (Loss)	$(70,479)	$—	$—	$—	$—	$—	$—	$(70,479)
Annual Shareholder Report

6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2016, were as follows:
Purchases	$116,201,935
Sales	$120,361,289
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2016, the Fund had no outstanding loans. During the year ended July 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2016, there were no outstanding loans. During the year ended July 31, 2016, the program was not utilized.
9. Subsequent events
On August 31, 2016, Class R Shares were closed to new purchases by existing shareholders. Effective September 1, 2016, Class R Shares were re-designated as Class R6 Shares and are available to new accounts as well as new purchases by existing shareholders.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2016, 93.16% of total distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2016, 79.03% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Balanced fund:
We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
September 22, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,091.10	$6.76
Class C Shares	$1,000	$1,087.40	$10.64
Class R Shares	$1,000	$1,089.90	$8.11
Institutional Shares	$1,000	$1,093.00	$5.46
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.40	$6.52
Class C Shares	$1,000	$1,014.67	$10.27
Class R Shares	$1,000	$1,017.11	$7.82
Institutional Shares	$1,000	$1,019.64	$5.27
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.30%
Class C Shares	2.05%
Class R Shares	1.56%
Institutional Shares	1.05%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: June 2006	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Officer since: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated MDT Balanced Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer Evaluation”). The Board considered the Senior Officer Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure
Annual Shareholder Report

requirements, the Board also considered management fees charged to institutional and other clients of Federated MDTA LLC (the “Adviser”) and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separates sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and
Annual Shareholder Report

strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the Board had been informed that the management of the Fund is among the more complex relative to its peers.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). . He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average
Annual Shareholder Report

account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
Annual Shareholder Report

For the periods covered by the Senior Officer's Evaluation, the Fund's performance for both the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reduction in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
Annual Shareholder Report

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as, systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Funds was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R841
CUSIP 31421R833
CUSIP 31421R825
CUSIP 31421R692
37326 (9/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
July 31, 2016
Share Class	Ticker
A	QALGX
B	QBLGX
C	QCLGX
Institutional	QILGX

Federated MDT Large Cap Growth Fund
Fund Established 2005

A Portfolio of Federated MDT Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2015 through July 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Large Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2016, was -3.62% for Class A Shares, -4.41% for Class B Shares, -4.39% for Class C Shares and -3.40% for the Institutional Shares. The total return for the Russell 1000® Growth Index (R1000G),1 the Fund's broad-based securities market index, was 4.35% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was -0.40% during the same period. The Fund's and MLGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R1000G during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, domestic equity market performance was moderate as evidenced by the 4.44% return on the Russell 3000® Index.3 Large-cap stocks led the way with the Russell Top 200® Index4 returning 5.04%, closely followed by mid-cap stocks with a 4.37% return on the Russell Midcap® Index.5 Small-cap stocks6 were neutral with the Russell 2000 Index7 returning 0.00%. The lowest returning stocks were microcaps, with the Russell Microcap Index8 returning -4.40%. Value stocks outperformed growth stocks during the reporting period with the Russell 3000 Value Index9 returning 5.39%, compared to 3.57% for the Russell 3000 Growth Index.10 The widest spread was in the Russell Microcap Index, where the Microcap Value Index11 returned 1.78% while the Microcap Growth Index12 returned -12.38%. During the reporting period, less volatile stocks generally outperformed more volatile stocks and high dividend stocks outperformed stocks with lower dividends.
The best performing sectors in the R1000G during the reporting period were Telecommunication Services (24.12%), Utilities (16.06%) and Consumer Staples (12.00%). Underperforming sectors during the same period included Energy (-28.03%), Health Care (-5.73%) and Materials (3.40%).
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STOCK SELECTION
When looking at the Fund from the point of view of fundamental characteristics, the most significant driver of Fund underperformance during the reporting period was the overweighting of large cap growth stocks with relatively high earnings-to-price ratios. Weak stock selection among stocks with high earnings-to-price ratios but low conviction from sell-side analysts also contributed negatively to performance. The outperformance of the stocks in the Fund with strong conviction from sell-side analysts provided a partial offset to the underperformance. The Fund's sector exposures are close to R1000G weights except for an overweight in Consumer Discretionary and a small underweight in Information Technology. Weak stock selection in the Consumer Discretionary sector contributed the most to Fund underperformance. Additional underperformance came from the Information Technology and Financials sectors.
Individual stocks enhancing the Fund's performance during the reporting period included Huntington Ingalls Industries, Baxter International Incorporated and Keurig Green Mountain Incorporated.
Individual stocks detracting from the Fund's performance during the reporting period included Microsoft Corporation, Macy's Incorporated and Marathon Petroleum Corporation. Microsoft outperformed the R1000G but was underweighted relative to the R1000G.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MLGFA.
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
6	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
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7	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
8	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell Microcap® Index is unmanaged, and it is not possible to invest directly in an index.
9	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
10	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
11	The Russell Microcap® Value Index measures the performance of the micro-cap value segment of the U.S. equity universe. It includes those Russell Microcap® Index companies with higher price-to-book ratios and lower forecasted growth values. The Russell Microcap® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the micro-cap value market. The Russell Microcap Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
12	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The Russell Microcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the microcap opportunity set. The Russell Microcap® Growth Index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund2 (the “Fund”) from July 31, 2006 to July 31, 2016, compared to the Russell 1000® Growth Index (R1000G)3 and the Morningstar Large Growth Funds Average (MLGFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2016
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-8.94%	8.88%	5.94%
Class B Shares[5]	-9.07%	9.02%	5.93%
Class C Shares	-5.24%	9.29%	5.73%
Institutional Shares	-3.40%	10.40%	6.81%
R1000G	4.35%	13.62%	9.50%
MLGFA	-0.40%	11.37%	7.98%

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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G has been adjusted to reflect reinvestment of dividends on securities.
2	The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.
3	The R1000G measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The start of performance date for the Fund was September 15, 2005. Class B Shares of the Fund were offered beginning March 29, 2007. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum contingent deferred sales charge and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional Shares commenced operations on September 15, 2005. Subject to the expense adjustments described above, the Fund's Class B Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2016, the Fund's industry composition1 was as follows:
Industry Composition	Percentage of Total Net Assets
Internet Services	8.1%
Software Packaged/Custom	7.7%
Computers—Low End	4.9%
Auto Original Equipment Manufacturers	4.5%
Biotechnology	4.4%
Financial Services	4.1%
Cable TV	3.9%
Services to Medical Professionals	3.3%
Medical Supplies	3.2%
Ethical Drugs	3.0%
Soft Drinks	2.8%
Computers—High End	2.5%
Medical Technology	2.5%
Shipbuilding	2.5%
Hotels and Motels	2.4%
Specialty Retailing	2.3%
Chemicals	2.2%
Grocery Chain	2.2%
Multiline Retail	2.1%
Clothing Stores	1.9%
Cosmetics & Toiletries	1.7%
Airline—Regional	1.4%
Computer Services	1.3%
AT&T Divestiture	1.2%
Distillers	1.2%
Hospitals	1.2%
Life Insurance	1.2%
Broadcasting	1.1%
Property Liability Insurance	1.0%
Other[2]	16.6%
Cash Equivalents[3]	1.7%
Other Assets and Liabilities—Net[4]	(0.1)%
TOTAL	100.0%
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1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2016
Shares			Value
		COMMON STOCKS—98.4%
		Airline - National—0.8%
13,961	[1]	Jet Blue Airways Corp.	$255,905
8,151	[1]	United Continental Holdings, Inc.	382,201
		TOTAL	638,106
		Airline - Regional—1.4%
8,106		Alaska Air Group, Inc.	544,885
15,047		Southwest Airlines Co.	556,890
		TOTAL	1,101,775
		Airlines—0.8%
15,518		Delta Air Lines, Inc.	601,322
		Apparel—0.6%
4,531		PVH Corp.	457,903
		AT&T Divestiture—1.2%
16,978		Verizon Communications, Inc.	940,751
		Auto Manufacturing—0.5%
3,145		Allison Transmission Holdings, Inc.	90,639
25,317		Ford Motor Co.	320,513
		TOTAL	411,152
		Auto Original Equipment Manufacturers—4.5%
12,670		Lear Corp.	1,437,412
6,895	[1]	O'Reilly Automotive, Inc.	2,003,894
1,058	[1]	Visteon Corp.	74,155
		TOTAL	3,515,461
		Auto Rentals—0.3%
3,172	[1]	United Rentals, Inc.	252,713
		Baking—0.3%
12,348		Flowers Foods, Inc.	227,080
		Biotechnology—4.4%
11,675		Amgen, Inc.	2,008,450
1,030	[1]	Charles River Laboratories International, Inc.	90,568
15,508		Gilead Sciences, Inc.	1,232,421
3,637	[1]	Myriad Genetics, Inc.	112,674
		TOTAL	3,444,113
		Broadcasting—1.1%
1,248	[1]	AMC Networks, Inc.	69,089
10,129		CBS Corp., Class B	528,937
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Shares			Value
		COMMON STOCKS—continued
		Broadcasting—continued
9,100	[1]	Discovery Communications, Inc., Class A	$228,319
		TOTAL	826,345
		Building Supply Stores—0.9%
8,563		Lowe's Cos., Inc.	704,564
		Cable TV—3.9%
73,976	[1]	MSG Networks, Inc., Class A	1,187,315
40,416		Viacom, Inc., Class B	1,837,715
		TOTAL	3,025,030
		Chemicals—2.2%
22,442		LyondellBasell Industries NV, Class A	1,688,985
		Clothing Stores—1.9%
7,887	[1]	Fossil, Inc.	249,229
38,363		Gap (The), Inc.	989,382
4,310	[1]	Michael Kors Holdings Ltd.	222,913
		TOTAL	1,461,524
		Computer Peripherals—0.6%
16,792		NetApp, Inc.	442,469
		Computer Services—1.3%
12,507	[1]	Salesforce.com, Inc.	1,023,073
		Computers - High End—2.5%
12,325		IBM Corp.	1,979,641
		Computers - Low End—4.9%
37,006		Apple, Inc.	3,856,395
		Contracting—0.1%
2,771		Chicago Bridge & Iron Co., N.V.	93,688
		Cosmetics & Toiletries—1.7%
15,906		Avon Products, Inc.	64,737
879		Estee Lauder Cos., Inc., Class A	81,659
5,600	[1]	Sally Beauty Holdings, Inc.	164,248
3,846	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	1,004,614
		TOTAL	1,315,258
		Defense Aerospace—0.8%
15,012	[1]	Spirit Aerosystems Holdings, Inc., Class A	651,221
		Defense Electronics—0.7%
2,552		Grainger (W.W.), Inc.	558,505
		Department Stores—0.9%
2,873		Dillards, Inc., Class A	194,444
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Shares			Value
		COMMON STOCKS—continued
		Department Stores—continued
6,348		Target Corp.	$478,195
		TOTAL	672,639
		Discount Department Stores—0.3%
4,592		Foot Locker, Inc.	273,775
		Distillers—1.2%
5,593		Constellation Brands, Inc., Class A	920,776
		Diversified Consumer Services—0.2%
3,283		Block (H&R), Inc.	78,103
2,697	[1]	ServiceMaster Global Holdings, Inc.	102,027
		TOTAL	180,130
		Ethical Drugs—3.0%
16,576		Bristol-Myers Squibb Co.	1,240,050
9,258	[1]	United Therapeutics Corp.	1,120,311
		TOTAL	2,360,361
		Financial Services—4.1%
14,400		Ally Financial, Inc.	259,776
19,726		Ameriprise Financial, Inc.	1,890,540
3,696		Total System Services, Inc.	188,200
44,090		Western Union Co.	881,800
		TOTAL	3,220,316
		Grocery Chain—2.2%
49,399		Kroger Co.	1,688,952
		Home Building—0.4%
8,721		D. R. Horton, Inc.	286,746
		Home Products—0.8%
9,449		Tupperware Brands Corp.	592,263
		Hospitals—1.2%
11,708	[1]	HCA, Inc.	903,038
		Hotels and Motels—2.4%
26,887		Wyndham Worldwide Corp.	1,909,515
		Internet Services—8.1%
2,252	[1]	Amazon.com, Inc.	1,708,840
65,057	[1]	eBay, Inc.	2,027,176
16,798	[1]	Facebook, Inc.	2,081,944
8,891		IAC Interactive Corp.	515,323
		TOTAL	6,333,283
		Internet Software & Services—0.5%
464	[1]	Alphabet, Inc., Class A	367,182
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Shares			Value
		COMMON STOCKS—continued
		IT Services—0.2%
1,392		Accenture PLC, Class A	$157,032
		Life Insurance—1.2%
12,000		Prudential Financial, Inc.	903,480
		Medical Supplies—3.2%
42,124		Baxter International, Inc.	2,022,795
12,262	[1]	Hologic, Inc.	471,964
		TOTAL	2,494,759
		Medical Technology—2.5%
17,309	[1]	Edwards Lifesciences Corp.	1,982,227
		Multi-Industry Capital Goods—0.4%
8,247	[1]	HD Supply, Inc.	298,459
		Multiline Retail—2.1%
46,431		Macy's, Inc.	1,663,623
		Mutual Fund Adviser—0.1%
2,300		Waddell & Reed Financial, Inc., Class A	41,998
		Office Equipment—0.7%
28,428		Pitney Bowes, Inc.	548,945
		Packaged Foods—0.5%
6,630		Campbell Soup Co.	412,850
		Personal & Household—0.4%
5,300		Nu Skin Enterprises, Inc., Class A	283,020
		Personal Loans—0.5%
2,260	[1]	Credit Acceptance Corp.	408,314
		Pharmaceuticals—0.3%
2,969	[1]	Mallinckrodt PLC	199,932
		Plastic Containers—0.1%
2,262		Sealed Air Corp.	106,721
		Printing—0.3%
11,646		Donnelley (R.R.) & Sons Co.	208,696
		Property Liability Insurance—1.0%
6,906		The Travelers Cos., Inc.	802,615
		Rubber—0.5%
14,600		Goodyear Tire & Rubber Co.	418,582
		Semiconductor Manufacturing—0.8%
18,872		Intel Corp.	657,878
		Semiconductors & Semiconductor Equipment—0.4%
5,131		NVIDIA Corp.	292,980
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Shares			Value
		COMMON STOCKS—continued
		Services to Medical Professionals—3.3%
23,816	[1]	Express Scripts Holding Co.	$1,811,683
5,462		UnitedHealth Group, Inc.	782,159
		TOTAL	2,593,842
		Shipbuilding—2.5%
11,118		Huntington Ingalls Industries, Inc.	1,918,744
		Shoes—0.3%
9,198	[1]	Skechers USA, Inc., Class A	220,936
		Soft Drinks—2.8%
3,628		Dr. Pepper Snapple Group, Inc.	357,394
17,007		PepsiCo, Inc.	1,852,403
		TOTAL	2,209,797
		Software Packaged/Custom—7.7%
35,613		CA, Inc.	1,233,990
6,634		CDW Corp.	284,798
23,102	[1]	Citrix Systems, Inc.	2,059,081
7,756	[1]	Electronic Arts, Inc.	591,938
1,980		Intuit, Inc.	219,760
3,125		Marketaxess Holdings, Inc.	505,188
20,197		Symantec Corp.	412,625
1,814	[1]	Ultimate Software Group, Inc.	379,307
5,077	[1]	VMware, Inc., Class A	370,520
		TOTAL	6,057,207
		Specialty Retailing—2.3%
27,388		Bed Bath & Beyond, Inc.	1,231,091
5,900		Big Lots, Inc.	313,762
4,516		GNC Holdings, Inc.	92,171
1,560		Nordstrom, Inc.	68,999
698		Signet Jewelers Ltd.	61,361
		TOTAL	1,767,384
		Technology Hardware Storage & Peripherals—0.2%
4,349	[1]	Teradata Corp.	123,425
		Telecommunication Equipment & Services—0.9%
9,988		Motorola, Inc.	692,967
		Toys & Games—0.2%
1,937		Hasbro, Inc.	157,342
		Undesignated Consumer Cyclicals—0.3%
3,443	[1]	Herbalife Ltd.	234,158
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Shares			Value
		COMMON STOCKS—continued
		Undesignated Consumer Cyclicals—continued
3,300		Weight Watchers International, Inc.	$39,369
		TOTAL	273,527
		TOTAL COMMON STOCKS (IDENTIFIED COST $73,172,320)	76,823,332
		INVESTMENT COMPANY—1.7%
1,355,892	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.36%[3] (AT NET ASSET VALUE)	1,355,892
		TOTAL INVESTMENTS—100.1% (IDENTIFIED COST $74,528,212)[4]	78,179,224
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[5]	(73,035)
		TOTAL NET ASSETS—100%	$78,106,189
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $74,767,181.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2016, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.64	$16.15	$13.58	$10.59	$10.50
Income From Investment Operations:
Net investment income (loss)[1]	0.04	0.02	0.03	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(0.70)	1.47	2.54	2.95	0.11
TOTAL FROM INVESTMENT OPERATIONS	(0.66)	1.49	2.57	2.99	0.09
Less Distributions:
Distributions from net realized gain on investments	(1.80)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.80)	—	—	—	—
Net Asset Value, End of Period	$15.18	$17.64	$16.15	$13.58	$10.59
Total Return[2]	(3.62)%	9.23%	18.92%	28.23%	0.86%
Ratios to Average Net Assets:
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	0.28%	0.13%	0.17%	0.34%	(0.23)%
Expense waiver/reimbursement[3]	0.07%	0.03%	0.11%	0.27%	0.78%
Supplemental Data:
Net assets, end of period (000 omitted)	$45,661	$55,033	$54,573	$49,018	$40,676
Portfolio turnover	69%	91%	51%	135%	258%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.71	$15.41	$13.05	$10.25	$10.24
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.11)	(0.09)	(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.68)	1.41	2.45	2.85	0.11
TOTAL FROM INVESTMENT OPERATIONS	(0.75)	1.30	2.36	2.80	0.01
Less Distributions:
Distributions from net realized gain on investments	(1.80)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.80)	—	—	—	—
Net Asset Value, End of Period	$14.16	$16.71	$15.41	$13.05	$10.25
Total Return[2]	(4.41)%	8.44%	18.08%	27.32%	0.10%
Ratios to Average Net Assets:
Net expenses	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.49)%	(0.65)%	(0.59)%	(0.44)%	(0.98)%
Expense waiver/reimbursement[3]	0.08%	0.03%	0.11%	0.26%	0.78%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,925	$16,175	$10,519	$7,428	$4,932
Portfolio turnover	69%	91%	51%	135%	258%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.34	$15.07	$12.76	$10.03	$10.02
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.10)	(0.08)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.67)	1.37	2.39	2.78	0.10
TOTAL FROM INVESTMENT OPERATIONS	(0.73)	1.27	2.31	2.73	0.01
Less Distributions:
Distributions from net realized gain on investments	(1.80)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.80)	—	—	—	—
Net Asset Value, End of Period	$13.81	$16.34	$15.07	$12.76	$10.03
Total Return[2]	(4.39)%	8.43%	18.10%	27.22%	0.10%
Ratios to Average Net Assets:
Net expenses	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.46)%	(0.63)%	(0.59)%	(0.43)%	(0.98)%
Expense waiver/reimbursement[3]	0.07%	0.03%	0.11%	0.27%	0.78%
Supplemental Data:
Net assets, end of period (000 omitted)	$10,052	$12,904	$11,991	$9,830	$7,001
Portfolio turnover	69%	91%	51%	135%	258%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.13	$16.55	$13.88	$10.80	$10.68
Income From Investment Operations:
Net investment income[1]	0.08	0.07	0.06	0.07	0.00[2]
Net realized and unrealized gain (loss) on investments	(0.72)	1.51	2.61	3.01	0.12
TOTAL FROM INVESTMENT OPERATIONS	(0.64)	1.58	2.67	3.08	0.12
Less Distributions:
Distributions from net realized gain on investments	(1.80)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.80)	—	—	—	—
Net Asset Value, End of Period	$15.69	$18.13	$16.55	$13.88	$10.80
Total Return[3]	(3.40)%	9.55%	19.24%	28.52%	1.12%
Ratios to Average Net Assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.52%	0.37%	0.40%	0.58%	0.02%
Expense waiver/reimbursement[4]	0.07%	0.03%	0.10%	0.27%	0.78%
Supplemental Data:
Net assets, end of period (000 omitted)	$7,469	$7,888	$7,502	$5,002	$3,774
Portfolio turnover	69%	91%	51%	135%	258%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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17

Statement of Assets and Liabilities
July 31, 2016
Assets:
Total investment in securities, at value including $1,355,892 of investment in an affiliated holding (Note 5) (identified cost $74,528,212)		$78,179,224
Income receivable		31,142
Receivable for investments sold		1,650,471
Receivable for shares sold		2,345
TOTAL ASSETS		79,863,182
Liabilities:
Payable for investments purchased	$1,562,618
Payable for shares redeemed	33,174
Payable to adviser (Note 5)	4,380
Payable for administrative fee (Note 5)	501
Payable for distribution services fee (Note 5)	15,535
Payable for other service fees (Notes 2 and 5)	26,277
Payable for share registration costs	36,080
Accrued expenses (Note 5)	78,428
TOTAL LIABILITIES		1,756,993
Net assets for 5,266,856 shares outstanding		$78,106,189
Net Assets Consist of:
Paid-in capital		$74,255,671
Net unrealized appreciation of investments		3,651,012
Accumulated net realized gain on investments		199,506
TOTAL NET ASSETS		$78,106,189
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($45,660,633 ÷ 3,008,706 shares outstanding), no par value, unlimited shares authorized	$15.18
Offering price per share (100/94.50 of $15.18)	$16.06
Redemption proceeds per share	$15.18
Class B Shares:
Net asset value per share ($14,925,266 ÷ 1,054,210 shares outstanding), no par value, unlimited shares authorized	$14.16
Offering price per share	$14.16
Redemption proceeds per share (94.50/100 of $14.16)	$13.38
Class C Shares:
Net asset value per share ($10,051,520 ÷ 727,775 shares outstanding), no par value, unlimited shares authorized	$13.81
Offering price per share	$13.81
Redemption proceeds per share (99.00/100 of $13.81)	$13.67
Institutional Shares:
Net asset value per share ($7,468,770 ÷ 476,165 shares outstanding), no par value, unlimited shares authorized	$15.69
Offering price per share	$15.69
Redemption proceeds per share	$15.69
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended July 31, 2016
Investment Income:
Dividends (including $4,342 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $170)			$1,437,957
Expenses:
Investment adviser fee (Note 5)		$604,695
Administrative fee (Note 5)		63,071
Custodian fees		15,039
Transfer agent fee		179,857
Directors'/Trustees' fees (Note 5)		2,315
Auditing fees		24,800
Legal fees		8,236
Portfolio accounting fees		74,980
Distribution services fee (Note 5)		189,777
Other service fees (Notes 2 and 5)		183,337
Share registration costs		56,534
Printing and postage		31,172
Miscellaneous (Note 5)		11,467
TOTAL EXPENSES		1,445,280
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(60,391)
Reimbursement of other operating expenses (Notes 2 and 5)	(30)
TOTAL WAIVER AND REIMBURSEMENTS		(60,421)
Net expenses			1,384,859
Net investment income			53,098
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			199,433
Net change in unrealized appreciation of investments			(4,502,195)
Net realized and unrealized loss on investments			(4,302,762)
Change in net assets resulting from operations			$(4,249,664)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended July 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$53,098	$(66,686)
Net realized gain on investments	199,433	13,523,659
Net change in unrealized appreciation/depreciation of investments	(4,502,195)	(5,876,894)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(4,249,664)	7,580,079
Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	(5,502,857)	—
Class B Shares	(1,867,474)	—
Class C Shares	(1,323,955)	—
Institutional Shares	(798,673)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,492,959)	—
Share Transactions:
Proceeds from sale of shares	14,463,299	19,436,379
Net asset value of shares issued to shareholders in payment of distributions declared	8,568,103	—
Cost of shares redeemed	(23,183,153)	(19,601,538)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(151,751)	(165,159)
Change in net assets	(13,894,374)	7,414,920
Net Assets:
Beginning of period	92,000,563	84,585,643
End of period (including accumulated net investment income (loss) of $0 and $(61,714), respectively)	$78,106,189	$92,000,563
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
July 31, 2016
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of
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additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waivers and reimbursement of $60,421 is disclosed in this Note 2 and Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation
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note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended July 31, 2016, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$120,078	$—
Class B Shares	36,323	30
Class C Shares	26,936	—
TOTAL	$183,337	$30
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	310,533	$4,754,875	437,475	$7,550,573
Shares issued to shareholders in payment of distributions declared	332,140	4,972,137	—	—
Shares redeemed	(753,019)	(11,160,736)	(697,690)	(11,932,507)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(110,346)	$(1,433,724)	(260,215)	$(4,381,934)

Year Ended July 31	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	332,457	$4,849,130	435,608	$7,148,957
Shares issued to shareholders in payment of distributions declared	130,599	1,832,304	—	—
Shares redeemed	(377,102)	(5,173,438)	(150,183)	(2,470,360)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	85,954	$1,507,996	285,425	$4,678,597

Year Ended July 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	166,717	$2,348,511	195,222	$3,120,016
Shares issued to shareholders in payment of distributions declared	85,418	1,169,370	—	—
Shares redeemed	(314,062)	(4,374,197)	(201,285)	(3,220,353)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(61,927)	$(856,316)	(6,063)	$(100,337)

Year Ended July 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	167,477	$2,510,783	93,199	$1,616,833
Shares issued to shareholders in payment of distributions declared	38,466	594,292	—	—
Shares redeemed	(164,945)	(2,474,782)	(111,365)	(1,978,318)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	40,998	$630,293	(18,166)	$(361,485)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(45,321)	$(151,751)	981	$(165,159)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for partnership investments, net operating losses and fair funds reclass.
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26

For the year ended July 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(658)	$8,616	$(7,958)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2016 and 2015, was as follows:
	2016	2015
Long-term capital gains	$9,492,959	$—
As of July 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed long-term capital gains	$438,475
Net unrealized appreciation	$3,412,043
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales.
At July 31, 2016, the cost of investments for federal tax purposes was $74,767,181. The net unrealized appreciation of investments for federal tax purposes was $3,412,043. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,455,392 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,043,349.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the Adviser voluntarily waived $58,681 of its fee.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$108,969
Class C Shares	$80,808
TOTAL	$189,777
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2016, FSC retained $81,900 of fees paid by the Fund. For the year ended July 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2016, FSC retained $2,220 in sales charges from the sale of Class A Shares. FSC also retained $45,806 of CDSC relating to redemptions of Class B Shares and $616 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2016, FSSC received $33,508 and reimbursed $30 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating (as shown in the financial highlights, excluding expenses allocated from partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.50%, 2.25%, 2.25% and 1.25% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2016, the Adviser reimbursed $1,710. Transactions involving the affiliated holding during the year ended July 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 7/31/2015	1,864,649
Purchases/Additions	16,175,206
Sales/Reductions	(16,683,963)
Balance of Shares Held 7/31/2016	1,355,892
Value	$1,355,892
Dividend Income	$4,342
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2016, were as follows:
Purchases	$54,546,791
Sales	$63,726,318
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2016, the Fund had no outstanding loans. During the year ended July 31, 2016, the Fund did not utilize the LOC.
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8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
As of July 31, 2016, there were no outstanding loans. During the year ended July 31, 2016, the program was not utilized.
9. federal tax information (unaudited)
For the year ended July 31, 2016, the amount of long-term capital gains designated by the Fund was $9,492,959.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt large cap growth fund:
We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles
Boston, Massachusetts
September 22, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,108.80	$7.86
Class B Shares	$1,000	$1,104.50	$11.77
Class C Shares	$1,000	$1,104.80	$11.77
Institutional Shares	$1,000	$1,110.40	$6.56
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.40	$7.52
Class B Shares	$1,000	$1,013.67	$11.26
Class C Shares	$1,000	$1,013.67	$11.26
Institutional Shares	$1,000	$1,018.65	$6.27
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.50%
Class B Shares	2.25%
Class C Shares	2.25%
Institutional Shares	1.25%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: June 2006	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Officer since: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2016
Federated MDT Large Cap Growth Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated MDTA LLC (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the Board had been informed that the management of the Fund is among the more complex relative to its peers.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio
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managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
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The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year, three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
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The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R700
CUSIP 31421R684
CUSIP 31421R809
CUSIP 31421R882
37329 (9/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
July 31, 2016
Share Class	Ticker
A	QASCX
C	QCSCX
Institutional	QISCX
R6	QLSCX

Federated MDT Small Cap Core Fund
Fund Established 2005

A Portfolio of Federated MDT Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2015 through July 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Small Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2016, was 7.90% for Class A Shares, 7.12% for Class C Shares, 8.24% for Institutional Shares and 7.89% for Class R6 Shares.1 The total return for the Russell 2000® Index (R2000),2 the Fund's broad-based securities market index, was 0.00% for the same period. The total return of the Morningstar Small Blend Funds Average (MSBFA),3 a peer group average for the Fund, was 0.43% during the same period. The Fund's and MSBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R2000 during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, domestic equity market performance was moderate as evidenced by the 4.44% return on the Russell 3000® Index.4 Large-cap stocks led the way with the Russell Top 200® Index5 returning 5.04%, closely followed by mid-cap stocks with a 4.37% return on the Russell Midcap® Index.6 Small-cap stocks7 were neutral with the R2000 returning 0.00%. The lowest returning stocks were microcaps, with the Russell Microcap® Index8 returning -4.40%. Value stocks outperformed growth stocks during the reporting period with the Russell 3000® Value Index9 returning 5.39%, compared to 3.57% for the Russell 3000® Growth Index.10 The widest spread was in the Russell Microcap Index, where the Russell Microcap® Value Index11 returned 1.78% while the Russell Microcap® Growth Index12 returned -12.38%. During the reporting period, less volatile stocks generally outperformed more volatile stocks and high dividend stocks outperformed stocks with lower dividends.
The best performing sectors in the R2000 during the reporting period were Utilities (27.02%), Telecommunication Services (22.17%) and Consumer Staples (14.61%). Underperforming sectors during the same period included Energy (-27.59%), Health Care (-16.74%) and Consumer Discretionary (-8.40%).
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1

STOCK SELECTION
When looking at the Fund from the point of view of fundamental characteristics, the outperformance during the reporting period came primarily from stocks with a combination of high earnings-to-price ratios and high structural earnings. Additional favorable performance came from a small number of stocks with solid but not strong fundamental characteristics that the Fund bought after they had suffered severe price drops. Some of those stocks, including Weight Watchers International among them, recovered strongly while the Fund held them for an overall gain. Stocks selected for their strong growth characteristics detracted the most from performance.
The Fund's sector exposures remained close to R2000 weights, but with an overweight in the Consumer Discretionary sector and small underweights in the Utilities, Financials and Health Care sectors. Strong stock selection in the Consumer Discretionary sector, followed by the Industrials and Information Technology sectors, contributed the most to the Fund's outperformance. Poor stock selection in the Telecom Services sector detracted the most from performance.
Individual stocks enhancing the Fund's performance during the reporting period included Weight Watchers International, EZCORP Incorporated and Rovi Corporation.
Individual stocks detracting from the Fund's performance during the reporting period included Intelsat SA, Iconix Brand Group Incorporated and Century Aluminum Company.
1	The Fund's R6 Class commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class, adjusted to reflect the expenses of the Fund's R6 class for each period for which the Fund's R6 class gross expenses would have exceeded the actual expense paid by the Fund's Institutional Share class.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSBFA.
4	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization
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2

of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
7	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
8	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell Microcap® Index is unmanaged, and it is not possible to invest directly in an index.
9	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
10	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
11	The Russell Microcap® Value Index measures the performance of the micro-cap value segment of the U.S. equity universe. It includes those Russell Microcap® Index companies with higher price-to-book ratios and lower forecasted growth values. The Russell Microcap® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the micro-cap value market. The Russell Microcap Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
12	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The Russell Microcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the microcap opportunity set. The Russell Microcap® Growth Index is unmanaged, and it is not possible to invest directly in an index.
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3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund2 from July 31, 2006 to July 31, 2016, compared to the Russell 2000® Index (R2000)3 and the Morningstar Small Blend Funds Average (MSBFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of July 31, 2016
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple shares classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Periods Ended 7/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.98%	11.37%	4.92%
Class C Shares	6.17%	11.83%	4.73%
Institutional Shares	8.24%	12.96%	5.76%
Class R6 Shares[5]	7.89%	11.97%	2.88%
R2000	0.00%	10.43%	7.17%
MSBFA	0.43%	9.43%	6.77%
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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000 and MSBFA have been adjusted to reflect reinvestment of dividends on securities.
2	The Fund is the successor to MDT Small Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.
3	The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The R2000 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The Fund's R6 Class commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class, adjusted to reflect the expenses of the Fund's R6 class for each period for which the Fund's R6 class gross expenses would have exceeded the actual expense paid by the Fund's Institutional Share class.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2016, the Fund's industry composition1 was as follows:
Industry Composition	Percentage of Total Net Assets
Regional Banks	12.5%
Biotechnology	4.8%
Financial Services	4.1%
Semiconductor Manufacturing Equipment	3.2%
Specialty Retailing	3.1%
Miscellaneous Communications	2.5%
Health Care Equipment & Supplies	2.4%
Software Packaged/Custom	2.4%
Entertainment	2.3%
Electronic Equipment Instruments & Components	2.2%
Auto Original Equipment Manufacturers	2.1%
Miscellaneous Machinery	2.0%
Airline—Regional	1.8%
Dairy Products	1.6%
Commodity Chemicals	1.5%
Defense Aerospace	1.5%
Home Products	1.4%
Machinery	1.4%
Mutual Fund Adviser	1.4%
Personal Loans	1.4%
Contracting	1.3%
Internet & Catalog Retail	1.3%
Internet Software & Services	1.3%
Broadcasting	1.2%
Computer Stores	1.2%
Telecommunication Equipment & Services	1.2%
Clothing Stores	1.1%
Medical Supplies	1.1%
Apparel	1.0%
Furniture	1.0%
Property Liability Insurance	1.0%
Recreational Goods	1.0%
Thrifts & Mortgage Finance	1.0%
Truck Manufacturing	1.0%
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Industry Composition	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	1.0%
Other[2]	26.2%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities—Net[4]	(0.5) %
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
7

Portfolio of Investments
July 31, 2016
Shares			Value
		COMMON STOCKS—98.5%
		Airline - Regional—1.8%
10,170	[1]	Hawaiian Holdings, Inc.	$463,040
8,916		SkyWest, Inc.	256,513
		TOTAL	719,553
		Apparel—1.0%
15,155	[1]	Express, Inc.	226,719
10,773	[1]	Iconix Brand Group, Inc.	77,565
5,854	[1]	Perry Ellis International, Inc.	125,393
		TOTAL	429,677
		Auto Original Equipment Manufacturers—2.1%
3,267	[1]	American Axle & Manufacturing Holdings, Inc.	56,878
7,192	[1]	Cooper-Standard Holding, Inc.	633,256
3,027	[1]	Tenneco, Inc.	171,086
		TOTAL	861,220
		Biotechnology—4.8%
12,771	[1]	Aegerion Pharmaceuticals, Inc.	18,390
3,217	[1]	Anika Therapeutics, Inc.	160,593
13,386	[1]	BioCryst Pharmaceuticals, Inc.	48,457
45,674	[1]	Celldex Therapeutics, Inc.	211,014
3,297	[1]	Esperion Therapeutics, Inc.	35,805
6,094	[1]	Five Prime Therapeutics, Inc.	308,905
25,782	[1]	INSYS Therapeutics, Inc.	403,488
19,520	[1]	NewLink Genetics Corp.	206,522
5,646	[1]	Osiris Therapeutics, Inc.	28,230
148,018		PDL BioPharma, Inc.	521,023
10,195	[1]	Zafgen, Inc.	30,993
		TOTAL	1,973,420
		Broadcasting—1.2%
17,230		Sinclair Broadcast Group, Inc.	479,339
		Clothing Stores—1.1%
22,811		American Eagle Outfitters, Inc.	408,773
4,218	[1]	Francesca's Holdings Corp.	53,611
		TOTAL	462,384
		Cogeneration—0.5%
9,622	[1]	Headwaters, Inc.	191,382
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Commodity Chemicals—1.5%
12,053		Trinseo SA	$600,119
		Computer Networking—0.8%
15,230		Black Box Corp.	207,889
33,310	[1]	Extreme Networks, Inc.	129,576
		TOTAL	337,465
		Computer Peripherals—0.4%
1,630	[1]	Synaptics, Inc.	84,678
9,572	[1]	Zagg, Inc.	60,591
		TOTAL	145,269
		Computer Stores—1.2%
3,140	[1]	Insight Enterprises, Inc.	83,524
5,160	[1]	PC Connections, Inc.	133,180
3,711	[1]	Tech Data Corp.	289,198
		TOTAL	505,902
		Construction Machinery—0.2%
4,641	[1]	NCI Building System, Inc.	75,277
		Consumer Durables & Apparel—0.5%
17,234	[1]	GoPro, Inc.	217,838
		Consumer Finance—0.6%
27,497	[1]	Enova International, Inc.	249,948
		Contracting—1.3%
7,092		Comfort Systems USA, Inc.	215,455
32,440		Harsco Corp.	317,588
		TOTAL	533,043
		Crude Oil & Gas Production—0.8%
23,002		CVR Energy, Inc.	340,430
		Dairy Products—1.6%
34,646		Dean Foods Co.	639,565
		Defense Aerospace—1.5%
4,521	[1]	Ducommun, Inc.	87,436
4,849	[1]	Esterline Technologies Corp.	294,965
4,460	[1]	MOOG, Inc., Class A	245,612
		TOTAL	628,013
		Diversified Leisure—0.5%
10,726	[1]	Isle of Capri Casinos, Inc.	200,898
		Electric & Electronic Original Equipment Manufacturers—0.2%
5,487		General Cable Corp.	80,823
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Electronic Equipment Instruments & Components—2.2%
4,726		Belden, Inc.	$345,991
8,678	[1]	Fabrinet	327,681
9,013	[1]	Sanmina Corp.	228,389
		TOTAL	902,061
		Electronic Instruments—0.4%
14,442	[1]	Ixia	166,083
		Electronic Test/Measuring Equipment—0.2%
7,185		Cohu, Inc.	75,874
		Energy Equipment & Services—0.3%
10,433	[1]	RigNet, Inc.	124,674
		Entertainment—2.3%
59,724	[1]	MSG Networks, Inc., Class A	958,570
		Financial Services—4.1%
16,354	[1]	Ambac Financial Group, Inc.	297,316
8,441		Deluxe Corp.	570,527
1,200		First Financial Corp.	45,960
10,744		MainSource Financial Group, Inc.	239,269
7,603		Nelnet, Inc., Class A	307,237
7,974		Union Bankshares Corp.	214,022
		TOTAL	1,674,331
		Food & Staples Retailing—0.5%
6,392		SpartanNash Co.	201,348
		Food Wholesaling—0.4%
5,023	[1]	Omega Protein Corp.	113,118
13,753	[1]	SUPERVALU, Inc.	67,115
		TOTAL	180,233
		Furniture—1.0%
11,438		Ethan Allen Interiors, Inc.	397,242
		Grocery Chain—0.3%
3,648		Ingles Markets, Inc., Class A	141,652
		Health Care Equipment & Supplies—2.4%
13,357		LeMaitre Vascular, Inc.	229,740
13,873	[1]	Masimo Corp.	734,853
		TOTAL	964,593
		Health Care Providers & Services—0.4%
6,057	[1]	PharMerica Corp.	160,874
		Home Building—0.2%
6,424		KB HOME	100,857
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS—continued
		Home Health Care—0.5%
13,498	[1]	Cross Country Healthcare, Inc.	$197,341
		Home Products—1.4%
31,303		Libbey, Inc.	585,053
		Hospitals—0.4%
13,039	[1]	Community Health Systems, Inc.	166,508
		Hotels Restaurants & Leisure—0.7%
4,000		Marriott Vacations Worldwide Corp.	305,200
		Insurance—0.8%
11,321		Employers Holdings, Inc.	322,875
		Insurance Brokerage—0.1%
3,034	[1]	eHealth, Inc.	28,975
		International Bank—0.2%
2,800		Preferred Bank Los Angeles, CA	91,476
		Internet & Catalog Retail—1.3%
9,780	[1]	FTD Companies, Inc.	247,532
8,874	[1]	RetailMeNot, Inc.	74,098
14,470		Travelport Worldwide Ltd.	195,200
		TOTAL	516,830
		Internet Services—0.4%
21,830		EarthLink Network, Inc.	148,007
		Internet Software & Services—1.3%
3,585	[1]	Care.com, Inc.	39,399
27,219	[1]	Five9, Inc.	343,232
3,147	[1]	Gigamon, Inc.	147,028
		TOTAL	529,659
		Machinery—1.4%
10,042		Global Brass & Copper Holdings, Inc.	284,389
55,219		Manitowoc, Inc.	307,570
		TOTAL	591,959
		Maritime—0.3%
28,386		DHT Maritime, Inc.	132,279
		Media—Non-Cable - 0.9%
10,616		MDC Partners, Inc., Class A	135,460
4,233		Nexstar Broadcasting Group, Inc., Class A	213,978
		TOTAL	349,438
		Medical Supplies—1.1%
9,786	[1]	Orthofix International NV	463,856
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Metals & Mining—0.7%
66,105	[1]	Cloud Peak Energy, Inc.	$225,418
5,232	[1]	Ryerson Holding Corp.	75,550
		TOTAL	300,968
		Mini-Mill Producer—0.8%
19,702		Commercial Metals Corp.	325,871
		Miscellaneous Communications—2.5%
26,470	[1]	FairPoint Communications, Inc.	428,549
26,415		West Corp.	584,036
		TOTAL	1,012,585
		Miscellaneous Components—0.9%
18,067	[1]	Nanometrics, Inc.	362,063
		Miscellaneous Machinery—2.0%
13,731		Briggs & Stratton Corp.	312,106
34,517	[1]	SPX Corp.	522,587
		TOTAL	834,693
		Mortgage Banks—0.3%
4,723	[1]	Altisource Portfolio Solutions S.A.	109,857
		Multi-Industry Capital Goods—0.7%
6,273	[1]	DXP Enterprises, Inc.	104,383
4,289	[1]	Lydall, Inc.	191,632
		TOTAL	296,015
		Mutual Fund Adviser—1.4%
30,758		Waddell & Reed Financial, Inc., Class A	561,641
		Office Furniture—0.9%
15,045		Knoll, Inc.	379,886
		Office Supplies—0.7%
23,915	[1]	Acco Brands Corp.	268,805
		Oil Gas & Consumable Fuels—0.2%
12,707		Teekay Corp.	78,783
		Oil Refiner—0.1%
6,743		Alon USA Energy, Inc.	47,673
		Oil Service, Explore & Drill—0.8%
39,203		Archrock, Inc.	349,299
		Other Communications Equipment—0.9%
7,392	[1]	Netgear, Inc.	380,171
		Personal Loans—1.4%
56,346	[1]	Ezcorp, Inc., Class A	510,495
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS—continued
		Personal Loans—continued
1,734	[1]	World Acceptance Corp.	$75,359
		TOTAL	585,854
		Personnel Agency—0.5%
5,282	[1]	AMN Healthcare Services, Inc.	223,429
		Pharmaceuticals—0.5%
2,373	[1]	ANI Pharmaceuticals, Inc.	143,804
13,725	[1]	Tetraphase Pharmaceuticals, Inc.	55,174
		TOTAL	198,978
		Photo-Optical Component-Equipment—0.9%
3,335	[1]	Coherent, Inc.	353,677
		Printing—0.5%
8,665		Quad Graphics, Inc.	219,744
		Property Liability Insurance—1.0%
3,791		HCI Group, Inc.	114,336
7,640		Heritage Insurance Holdings, Inc.	94,660
9,419		Universal Insurance Holdings, Inc.	204,769
		TOTAL	413,765
		Recreational Goods—1.0%
6,042	[1]	Scientific Games Holdings Corp.	64,377
11,764	[1]	Smith & Wesson Holding Corp.	346,450
		TOTAL	410,827
		Regional Banks—12.5%
1,364		1st Source Corp.	45,844
9,352		Bryn Mawr Bank Corp.	274,294
1,719		CNB Financial Corp.	31,716
5,759		Cathay Bancorp, Inc.	172,655
26,614		CenterState Banks of Florida	443,389
4,560		Central Pacific Financial Corp.	111,857
4,013		Chemical Financial Corp.	166,058
2,629		City Holding Co.	122,774
9,017		Community Trust Bancorp, Inc.	313,611
17,149		Enterprise Financial Services Corp.	493,205
1,070		Financial Institutions, Inc.	28,783
19,248	[1]	First BanCorp	88,348
5,502		First Business Financial Services, Inc.	130,452
10,548		Flushing Financial Corp.	235,326
4,674		Great Southern Bancorp, Inc.	183,221
9,195		Great Western Bancorp, Inc.	304,998
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS—continued
		Regional Banks—continued
7,681		Heartland Financial USA, Inc.	$282,046
1,334		Iberiabank Corp.	83,335
9,190		Lakeland Bancorp, Inc.	109,453
8,881		Mercantile Bancorporation, Inc.	223,624
4,200		MidSouth Bancorp, Inc.	44,142
18,604		OFG Bancorp.	197,389
11,878		Old National Bancorp	156,315
3,460		Peoples Bancorp, Inc.	77,677
8,193		QCR Holdings, Inc.	242,841
1,936		Sandy Spring Bancorp, Inc.	57,770
5,238		TriCo Bancshares	136,293
3,362		UMB Financial Corp.	186,288
3,394		Wintrust Financial Corp.	179,203
		TOTAL	5,122,907
		Rubber—0.9%
11,657		Cooper Tire & Rubber Co.	384,564
		Savings & Loan—0.6%
5,437		First Defiance Financial Corp.	226,669
		Securities Brokerage—0.3%
3,250	[1]	Piper Jaffray Cos., Inc.	134,355
		Semiconductor Manufacturing Equipment—3.2%
8,219	[1]	Advanced Energy Industries, Inc.	334,677
12,699	[1]	Alpha & Omega Semiconductor Ltd.	181,469
20,444		Mentor Graphics Corp.	436,684
12,924	[1]	Photronics, Inc.	124,846
6,795		Tessera Technologies, Inc.	218,391
		TOTAL	1,296,067
		Semiconductors & Semiconductor Equipment—0.5%
15,524	[1]	Advanced Micro Devices, Inc.	106,495
6,558	[1]	NeoPhotonics Corp.	82,303
		TOTAL	188,798
		Services to Medical Professionals—0.7%
5,037	[1]	WebMD Health Corp., Class A	307,307
		Software & Services—0.2%
5,464	[1]	8x8, Inc.	75,130
		Software Packaged/Custom—2.4%
4,757		Ebix, Inc.	253,643
3,841	[1]	Ellie Mae, Inc.	353,795
Annual Shareholder Report
14

Shares			Value
		COMMON STOCKS—continued
		Software Packaged/Custom—continued
1,024	[1]	Proofpoint, Inc.	$77,691
8,649	[1]	Verint Systems, Inc.	305,050
		TOTAL	990,179
		Specialty Chemicals—0.4%
5,779		KMG Chemicals, Inc.	158,865
		Specialty Retailing—3.1%
7,920	[1]	Build-A-Bear Workshop, Inc.	107,950
5,064		GNC Holdings, Inc.	103,356
11,957	[1]	Office Depot, Inc.	41,371
2,738		Outerwall, Inc.	144,183
33,181		Pier 1 Imports, Inc.	169,887
12,016	[1]	Restoration Hardware, Inc.	370,213
22,908		Tailored Brands, Inc.	335,602
		TOTAL	1,272,562
		Technology Hardware Storage & Peripherals—0.1%
8,616		CPI Card Group, Inc.	40,667
		Telecommunication Equipment & Services—1.2%
2,548	[1]	Dycom Industries, Inc.	239,640
5,403	[1]	Ubiquiti Networks, Inc.	241,622
		TOTAL	481,262
		Telecommunication Services—0.5%
91,191	[1]	Intelsat SA	209,739
		Thrifts & Mortgage Finance—1.0%
16,301		Dime Community Bancorp, Inc.	282,007
2,204		Meta Financial Group, Inc.	120,537
		TOTAL	402,544
		Toys & Games—0.2%
7,468	[1]	JAKKS Pacific, Inc.	68,855
		Truck Manufacturing—1.0%
27,272	[1]	Wabash National Corp.	394,899
		Undesignated Consumer Cyclicals—1.0%
7,983		DeVry Education Group, Inc.	177,782
20,623		Rent-A-Center, Inc.	222,728
		TOTAL	400,510
		Undesignated Consumer Staples—0.9%
10,536		Medifast, Inc.	371,078
		TOTAL COMMON STOCKS (IDENTIFIED COST $37,443,473)	40,390,954
Annual Shareholder Report
15

Shares			Value
		INVESTMENT COMPANY—2.0%
803,721	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.36%[3] (IDENTIFIED COST $803,721)	$803,721
		TOTAL INVESTMENTS—100.5% (IDENTIFIED COST $38,247,194)[4]	41,194,675
		OTHER ASSETS AND LIABILITIES - NET—(0.5)%[5]	(207,802)
		TOTAL NET ASSETS—100%	$40,986,873
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $38,404,613.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2016, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.66	$15.07	$13.70	$9.52	$9.88
Income From Investment Operations:
Net investment income (loss)	0.03[1]	(0.05)[1]	(0.12)[1]	(0.01)[1]	(0.06)[1]
Net realized and unrealized gain (loss) on investments	1.02	1.57	1.49	4.19	(0.30)
TOTAL FROM INVESTMENT OPERATIONS	1.05	1.52	1.37	4.18	(0.36)
Less Distributions:
Distributions from net realized gain on investments	(1.63)	(0.93)	—	—	—
Net Asset Value, End of Period	$15.08	$15.66	$15.07	$13.70	$9.52
Total Return[2]	7.90%	10.22%	10.00%	43.91%	(3.64)%
Ratios to Average Net Assets:
Net expenses	1.13%	1.48%	1.70%	1.70%	1.71%
Net investment income (loss)	0.19%	(0.35)%	(0.77)%	(0.05)%	(0.65)%
Expense waiver/reimbursement[3]	1.10%	0.76%	0.52%	1.09%	4.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,035	$7,160	$5,346	$3,694	$2,550
Portfolio turnover	189%	166%	174%	184%	200%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.48	$14.10	$12.91	$9.04	$9.45
Income From Investment Operations:
Net investment income (loss)	(0.07)[1]	(0.16)[1]	(0.21)[1]	(0.09)[1]	(0.12)[1]
Net realized and unrealized gain (loss) on investments	0.92	1.47	1.40	3.96	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	0.85	1.31	1.19	3.87	(0.41)
Less Distributions:
Distributions from net realized gain on investments	(1.63)	(0.93)	—	—	—
Net Asset Value, End of Period	$13.70	$14.48	$14.10	$12.91	$9.04
Total Return[2]	7.12%	9.41%	9.22%	42.81%	(4.34)%
Ratios to Average Net Assets:
Net expenses	1.88%	2.28%	2.45%	2.45%	2.46%
Net investment income (loss)	(0.56)%	(1.11)%	(1.50)%	(0.81)%	(1.41)%
Expense waiver/reimbursement[3]	1.11%	0.72%	0.54%	1.11%	4.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,422	$3,031	$3,338	$2,636	$2,358
Portfolio turnover	189%	166%	174%	184%	200%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.04	$15.38	$13.94	$9.67	$10.00
Income From Investment Operations:
Net investment income (loss)	0.06[1]	(0.02)[1]	(0.08)[1]	0.03[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	1.07	1.61	1.52	4.24	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	1.13	1.59	1.44	4.27	(0.33)
Less Distributions:
Distributions from net realized gain on investments	(1.63)	(0.93)	—	—	—
Net Asset Value, End of Period	$15.54	$16.04	$15.38	$13.94	$9.67
Total Return[2]	8.24%	10.48%	10.33%	44.16%	(3.30)%
Ratios to Average Net Assets:
Net expenses	0.88%	1.26%	1.45%	1.45%	1.46%
Net investment income (loss)	0.43%	(0.11)%	(0.51)%	0.23%	(0.44)%
Expense waiver/reimbursement[3]	1.11%	0.74%	0.52%	1.10%	3.77%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,529	$20,504	$21,486	$14,084	$11,650
Portfolio turnover	189%	166%	174%	184%	200%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended 7/31/2016[1]
Net Asset Value, Beginning of Period	$13.88
Income From Investment Operations:
Net investment income (loss)	(0.01)[2]
Net realized and unrealized gain on investments	1.67
TOTAL FROM INVESTMENT OPERATIONS	1.66
Net Asset Value, End of Period	$15.54
Total Return[3]	11.96%
Ratios to Average Net Assets:
Net expenses	0.87%[4]
Net investment income (loss)	(0.04)%[4]
Expense waiver/reimbursement[5]	0.97%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$0[6]
Portfolio turnover	189%[7]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
July 31, 2016
Assets:
Total investment in securities, at value including $803,721 of investment in an affiliated holding (Note 5) (identified cost $38,247,194)		$41,194,675
Income receivable		19,640
Receivable for investments sold		632,603
Receivable for shares sold		65,662
TOTAL ASSETS		41,912,580
Liabilities:
Payable for investments purchased	$610,165
Payable for shares redeemed	225,979
Payable to adviser (Note 5)	499
Payable for administrative fee (Note 5)	264
Payable for auditing fees	24,800
Payable for distribution services fee (Note 5)	2,093
Payable for other service fees (Notes 2 and 5)	7,666
Payable for share registration costs	29,440
Accrued expenses (Note 5)	24,801
TOTAL LIABILITIES		925,707
Net assets for 2,692,928.205 shares outstanding		$40,986,873
Net Assets Consist of:
Paid-in capital		$38,982,273
Net unrealized appreciation of investments		2,947,481
Accumulated net realized loss on investments		(942,881)
TOTAL NET ASSETS		$40,986,873
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($13,035,341 ÷ 864,264 shares outstanding), no par value, unlimited shares authorized	$15.08
Offering price per share (100/94.50 of $15.08)	$15.96
Redemption proceeds per share	$15.08
Class C Shares:
Net asset value per share ($3,422,304 ÷ 249,811 shares outstanding), no par value, unlimited shares authorized	$13.70
Offering price per share	$13.70
Redemption proceeds per share (99.00/100 of $13.70)	$13.56
Institutional Shares:
Net asset value per share ($24,529,116 ÷ 1,578,846 shares outstanding), no par value, unlimited shares authorized	$15.54
Offering price per share	$15.54
Redemption proceeds per share	$15.54
Class R6 Shares:
Net asset value per share ($112 ÷ 7.205 shares outstanding), no par value, unlimited shares authorized	$15.54
Offering price per share	$15.54
Redemption proceeds per share	$15.54
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended July 31, 2016
Investment Income:
Dividends (including $2,330 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $1,454)			$420,351
Expenses:
Investment adviser fee (Note 5)		$357,108
Administrative fee (Note 5)		24,921
Custodian fees		23,095
Transfer agent fee (Note 2)		41,847
Directors'/Trustees' fees (Note 5)		1,797
Auditing fees		26,550
Legal fees		8,734
Portfolio accounting fees		65,535
Distribution services fee (Note 5)		22,216
Other service fees (Notes 2 and 5)		29,586
Share registration costs		55,464
Printing and postage		18,620
Miscellaneous (Note 5)		10,434
TOTAL EXPENSES		685,907
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(350,146)
Reimbursements of other operating expenses (Notes 2 and 5)	(2,057)
TOTAL WAIVER AND REIMBURSEMENTS		(352,203)
Net expenses			333,704
Net investment income			86,647
Realized and Unrealized Gain on Investments:
Net realized gain on investments			238,839
Net change in unrealized appreciation of investments			2,534,704
Net realized and unrealized gain on investments			2,773,543
Change in net assets resulting from operations			$2,860,190
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets
Year Ended July 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$86,647	$(79,268)
Net realized gain on investments	238,839	3,442,659
Net change in unrealized appreciation/depreciation of investments	2,534,704	(418,792)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,860,190	2,944,599
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(24,130)	—
Class C Shares	(8,056)	—
Institutional Shares	(54,461)	—
Distributions from net realized gain on investments
Class A Shares	(899,981)	(330,893)
Class C Shares	(346,517)	(208,105)
Institutional Shares	(2,022,825)	(1,153,048)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,355,970)	(1,692,046)
Share Transactions:
Proceeds from sale of shares	18,430,305	6,991,073
Net asset value of shares issued to shareholders in payment of distributions declared	3,230,590	1,610,014
Cost of shares redeemed	(10,873,114)	(9,329,278)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	10,787,781	(728,191)
Change in net assets	10,292,001	524,362
Net Assets:
Beginning of period	30,694,872	30,170,510
End of period (including undistributed net investment income of $0 and $0, respectively)	$40,986,873	$30,694,872
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
July 31, 2016
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
The Fund commenced offering Class R6 Shares on June 29, 2016.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
25

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of
Annual Shareholder Report
26

additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waiver and reimbursements of $352,203 is disclosed in various locations in this Note 2 and Note 5. For the year ended July 31, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$11,743	$(831)
Class C Shares	4,081	(335)
Institutional Shares	26,023	(876)
TOTAL	$41,847	$(2,042)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report
27

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2016, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$22,181	$(15)
Class C Shares	$7,405	$—
TOTAL	$29,586	$(15)
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	499,161	$7,058,133	195,981	$3,035,389
Shares issued to shareholders in payment of distributions declared	67,053	904,542	20,829	317,649
Shares redeemed	(159,177)	(2,155,066)	(114,348)	(1,754,885)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	407,037	$5,807,609	102,462	$1,598,153

Year Ended July 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	87,018	$1,153,452	42,094	$604,168
Shares issued to shareholders in payment of distributions declared	22,980	282,655	11,327	160,392
Shares redeemed	(69,504)	(901,369)	(80,851)	(1,175,191)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	40,494	$534,738	(27,430)	$(410,631)

Year Ended July 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	705,662	$10,218,620	212,197	$3,351,516
Shares issued to shareholders in payment of distributions declared	147,325	2,043,393	72,562	1,131,973
Shares redeemed	(552,221)	(7,816,679)	(403,797)	(6,399,202)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	300,766	$4,445,334	(119,038)	$(1,915,713)

	Period Ended 7/31/2016[1]		Year Ended 7/31/2015
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	7.205	$100	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(—)	(—)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	7.205	$100	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	748,304.205	$10,787,781	(44,006)	$(728,191)
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
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4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for excise tax distributions.
For the year ended July 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$(2,490,796)	$2,490,796
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2016 and 2015 was as follows:
	2016	2015
Ordinary income[1]	$1,744,423	$3,125
Long-term capital gains	$1,611,547	$1,688,921
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:
Net unrealized appreciation	$2,790,062
Capital loss carryforwards and deferrals	$(785,462)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2016, the cost of investments for federal tax purposes was $38,404,613. The net unrealized appreciation of investments for federal tax purposes was $2,790,062. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,739,484 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,949,422.
At July 31, 2016, the Fund had a capital loss carryforward of $537,274 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
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The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$537,274	NA	$537,274
The Fund used capital loss carryforwards of $268,637 to offset capital gains realized during the year ended July 31, 2016.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2016, for federal income tax purposes, post October losses of $248,188 were deferred to August 1, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.99% of the Fund's average daily net assets. Prior to June 8, 2016, the annual advisory fee was 1.15% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the Adviser voluntarily waived $349,312 of its fee and reimbursed $2,042 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$22,216
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2016, FSC retained $2,827 of fees paid by the Fund. For the year ended July 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this upon approval of the Trustees.
Other Service Fees
For the year ended July 31, 2016, FSSC received $202 and reimbursed $15 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2016, FSC retained $1,710 in sales charges from the sale of Class A Shares. FSC also retained $427 of CDSC relating to redemptions of Class C Shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”):
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(a) July 1, 2017 or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2016, the Adviser reimbursed $834. Transactions involving the affiliated holding during the year ended July 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 7/31/2015	630,062
Purchases/Additions	16,125,297
Sales/Reductions	(15,951,638)
Balance of Shares Held 7/31/2016	803,721
Value	$803,271
Dividend Income	$2,330
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2016, were as follows:
Purchases	$67,167,841
Sales	$59,642,142
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum
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equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2016, the Fund had no outstanding loans. During the year ended July 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2016, there were no outstanding loans. During the year ended July 31, 2016, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2016, the amount of long-term capital gains designated by the Fund was $1,611,547.
For the fiscal year ended July 31, 2016, 36.54% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2016, 35.72% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap core fund:
We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
September 22, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,253.50	$6.33
Class C Shares	$1,000	$1,250.00	$10.52
Institutional Shares	$1,000	$1,256.30	$4.94
Class R6 Shares	$1,000	$1,119.60	$0.83[2]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.24	$5.67
Class C Shares	$1,000	$1,015.51	$9.42
Institutional Shares	$1,000	$1,020.49	$4.42
Class R6 Shares	$1,000	$1,020.79	$4.12[2]
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.88%
Institutional Shares	0.88%
Class R6 Shares	0.87%
2	“Actual” expense information for the Fund's Class R6 Shares is for the period from June 29, 2016 (date of initial investment) to July 31, 2016. Actual expenses are equal to the Fund's annualized net expense ratio of 0.87%, multiplied by 33/366 (to reflect the period from initial investment to July 31, 2016). “Hypothetical” expense information for R6 is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/366 (to reflect the full half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: June 2006	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Officer since: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2016
Federated MDT Small Cap Core Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated MDTA LLC (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the Board had been informed that the management of the Fund is among the more complex relative to its peers.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio
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managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
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For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
In this regard, the Board approved, a reduction of 16 basis points in the contractual advisory fee. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
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Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R817
CUSIP 31421R791
CUSIP 31421R783
CUSIP 31421R627
37328 (9/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
July 31, 2016
Share Class	Ticker
A	QASGX
B	QBSGX
C	QCSGX
Institutional	QISGX
R6	QLSGX

Federated MDT Small Cap Growth Fund
Fund Established 2005

A Portfolio of Federated MDT Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2015 through July 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Small Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2016 was 2.30% for Class A Shares, 1.58% for Class B Shares, 1.51% for Class C Shares, 2.56% for Institutional Shares and 2.39%1 for Class R6 Shares. The total return for the Russell 2000® Growth Index (R2000G),2 the Fund's broad-based securities market index, was -5.30% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),3 a peer group average for the Fund, was -5.12% during the same period. The Fund's and MSGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund's investment strategy focused on stock selection. This was the most significant factor affecting the Fund's performance relative to the R2000G during the period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, domestic equity market performance was moderate as evidenced by the 4.44% return on the Russell 3000® Index.4 Large-cap stocks led the way with the Russell Top 200® Index5 returning 5.04%, closely followed by mid-cap stocks with a 4.37% return on the Russell Midcap® Index.6 Small-cap stocks7 trailed with the Russell 2000® Index8 returning 0.00%. The lowest returning stocks were microcaps, with the Russell Microcap® Index9 returning -4.40%. Value stocks outperformed growth stocks during the reporting period with the Russell 3000® Value Index10 returning 5.39%, compared to 3.57% for the Russell 3000® Growth Index.11 The widest spread was in the Russell Microcap® Index, where the Russell Microcap® Value Index12 returned 1.78% while the Russell Microcap® Growth Index13 returned -12.38%. During the reporting period, less volatile stocks generally outperformed more volatile stocks and high dividend stocks outperformed stocks with lower dividends.
The best performing sectors in the R2000G during the reporting period were Telecommunication Services (33.21%), Consumer Staples (12.80%) and Materials (7.28%). Underperforming sectors during the same period included Energy (-33.37%), Health Care (-18.24%) and Consumer Discretionary (-8.51%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. When looking at the Fund from the point of view of these combinations of
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characteristics, the outperformance during the reporting period came primarily from stocks with high earnings-to-price ratios and high structural earnings. Stocks with strong conviction from sell-side analysts and high structural earnings also contributed favorably. The most negative offset to Fund performance came from poor stock selection among stocks with lower earnings-to-price ratios and structural earnings.
The Fund's sector exposures continued to remain close to R2000G weights, but with overweights in Consumer Discretionary and Industrials and underweights in Financials and Health Care. Strong stock selection in the Consumer Discretionary and Health Care sectors contributed the most positively to Fund performance. Additional contribution came from favorable stock selection in the Industrials and Materials sectors. Poor stock selection in the Financials sector detracted the most from Fund performance.
Individual stocks enhancing the Fund's performance included Weight Watchers International, Belden Incorporated and Nortek Incorporated.
Individual stocks detracting from the Fund's performance included Ultra Petroleum Corporation, Aegerion Pharmaceuticals Incorporated and Newlink Genetics Corporation.
1	The Fund's Class R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
4	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
7	Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
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8	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
9	The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap® Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges and is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell Microcap® Index is unmanaged, and it is not possible to invest directly in an index.
10	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
11	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
12	The Russell Microcap® Value Index measures the performance of the micro-cap value segment of the U.S. equity universe. It includes those Russell Microcap® Index companies with higher price-to-book ratios and lower forecasted growth values. The Russell Microcap® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the micro-cap value market. The Russell Microcap Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged, and it is not possible to invest directly in an index.
13	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The Russell Microcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the microcap opportunity set. The Russell Microcap® Growth Index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 from July 31, 2006 to July 31, 2016, compared to the Russell 2000 Growth® Index (R2000G)3 and the Morningstar Small Growth Funds Average (MSGFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2016
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-3.32%	10.32%	6.51%
Class B Shares	-3.08%	10.47%	6.49%
Class C Shares	0.66%	10.74%	6.32%
Institutional Shares	2.56%	11.85%	7.40%
Class R6 Shares[5]	2.39%	11.68%	6.58%
R2000G	-5.30%	10.78%	8.40%
MSGFA	-5.12%	9.32%	7.66%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and MSGFA have been adjusted to reflect reinvestment of dividends on securities.
2	The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.
3	The R2000G measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The Fund's Class R6 Shares commenced operations on June 29, 2016. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2016, the Fund's industry composition1 was as follows:
Industry Composition	Percentage of Total Net Assets
Software Packaged/Custom	7.2%
Biotechnology	6.7%
Specialty Retailing	5.5%
Health Care Equipment & Supplies	3.8%
Specialty Chemicals	3.3%
Internet Services	2.9%
Auto Original Equipment Manufacturers	2.7%
Telecommunication Equipment & Services	2.7%
Services to Medical Professionals	2.5%
Miscellaneous Communications	2.4%
Airline—Regional	2.3%
Office Furniture	2.3%
Financial Services	2.2%
Broadcasting	2.1%
Property Liability Insurance	2.0%
Semiconductor Manufacturing Equipment	1.9%
Professional Services	1.7%
Medical Supplies	1.6%
Contracting	1.5%
Dairy Products	1.5%
Software	1.5%
Home Products	1.4%
Electric & Electronic Original Equipment Manufacturers	1.3%
Electrical Equipment	1.3%
Home Health Care	1.3%
Pharmaceuticals	1.3%
Recreational Goods	1.3%
Truck Manufacturing	1.3%
Clothing Stores	1.2%
Cogeneration	1.2%
Internet Software & Services	1.2%
Personnel Agency	1.2%
Undesignated Consumer Staples	1.2%
Apparel	1.1%
Furniture	1.1%
Health Care Providers & Services	1.1%
IT Services	1.1%
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6

Industry Composition	Percentage of Total Net Assets
Photo-Optical Component-Equipment	1.1%
Semiconductor Manufacturing	1.1%
Machinery	1.0%
Other[2]	15.0%
Cash Equivalents[3]	2.1%
Other Assets and Liabilities—Net[4]	(0.2)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
7

Portfolio of Investments
July 31, 2016
Shares			Value
		COMMON STOCKS—98.1%
		Airline - Regional—2.3%
5,972		Allegiant Travel Co.	$774,986
23,600	[1]	Hawaiian Holdings, Inc.	1,074,508
		TOTAL	1,849,494
		Apparel—1.1%
28,972	[1]	Express, Inc.	433,421
8,162		Oxford Industries, Inc.	466,703
		TOTAL	900,124
		Auto Original Equipment Manufacturers—2.7%
33,393	[1]	American Axle & Manufacturing Holdings, Inc.	581,372
77,507	[1]	Commercial Vehicle Group, Inc.	320,879
9,791	[1]	Stoneridge, Inc.	163,314
18,238	[1]	Tenneco, Inc.	1,030,812
		TOTAL	2,096,377
		Auto Part Replacement—0.2%
10,232		Supreme Industries, Inc.	171,898
		Biotechnology—6.7%
117,234	[1]	Aegerion Pharmaceuticals, Inc.	168,818
9,395	[1]	Anika Therapeutics, Inc.	468,998
4,257	[1]	Applied Genetic Technologies Corp.	63,983
15,852	[1]	Ariad Pharmaceuticals, Inc.	150,753
3,175	[1]	Cambrex Corp.	166,402
104,454	[1]	Celldex Therapeutics, Inc.	482,578
11,828	[1]	Clovis Oncology, Inc.	168,904
11,786	[1]	Esperion Therapeutics, Inc.	127,996
11,939	[1]	Five Prime Therapeutics, Inc.	605,188
52,904	[1]	INSYS Therapeutics, Inc.	827,948
22,740	[1]	Nektar Therapeutics	393,175
62,942	[1]	NewLink Genetics Corp.	665,926
3,541	[1]	Ophthotech Corp.	227,474
18,038	[1]	Osiris Therapeutics, Inc.	90,190
84,022		PDL BioPharma, Inc.	295,757
12,828	[1]	Xencor, Inc.	242,962
35,482	[1]	Zafgen, Inc.	107,865
		TOTAL	5,254,917
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Broadcasting—2.1%
9,285		Nexstar Broadcasting Group, Inc., Class A	$469,357
42,527		Sinclair Broadcast Group, Inc.	1,183,101
		TOTAL	1,652,458
		Building Products—0.7%
34,885	[1]	Ply Gem Holdings, Inc.	535,834
		Clothing Stores—1.2%
46,704		American Eagle Outfitters, Inc.	836,936
7,653	[1]	Francesca's Holdings Corp.	97,269
		TOTAL	934,205
		Cogeneration—1.2%
36,869	[1]	Headwaters, Inc.	733,324
86,100	[1]	Rentech, Inc.	220,416
		TOTAL	953,740
		Computer Networking—0.2%
6,264	[1]	Cray, Inc.	197,692
		Computer Peripherals—0.6%
6,615	[1]	Synaptics, Inc.	343,649
15,673	[1]	Zagg, Inc.	99,210
		TOTAL	442,859
		Computer Stores—0.2%
6,322	[1]	Insight Enterprises, Inc.	168,165
		Consumer Finance—0.9%
80,396	[1]	Enova International, Inc.	730,800
		Contracting—1.5%
21,700		Comfort Systems USA, Inc.	659,246
53,320		Harsco Corp.	522,003
		TOTAL	1,181,249
		Dairy Products—1.5%
64,365		Dean Foods Co.	1,188,178
		Defense Aerospace—0.2%
7,587	[1]	Ducommun, Inc.	146,733
		Diversified Leisure—0.7%
28,509	[1]	Isle of Capri Casinos, Inc.	533,974
		Diversified Telecommunication Services—0.5%
27,526	[1]	8x8, Inc.	378,482
		Education & Training Services—0.1%
3,960	[1]	American Public Education, Inc.	113,414
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS—continued
		Electric & Electronic Original Equipment Manufacturers—1.3%
17,252	[1]	Generac Holdings, Inc.	$651,953
24,540		General Cable Corp.	361,474
		TOTAL	1,013,427
		Electrical Equipment—1.3%
14,244		Belden, Inc.	1,042,803
		Electronic Components—0.2%
29,628	[1]	Oclaro, Inc.	169,768
		Electronic Instruments—0.8%
55,331	[1]	Ixia	636,306
		Energy Equipment & Services—0.3%
18,230	[1]	RigNet, Inc.	217,849
		Ethical Drugs—0.5%
2,731	[1]	Ligand Pharmaceuticals, Inc., Class B	368,357
		Financial Services—2.2%
20,021		Deluxe Corp.	1,353,220
26,420		Liberty Tax, Inc.	366,181
		TOTAL	1,719,401
		Food Products—0.5%
27,959	[1]	Amplify Snack Brands, Inc.	398,695
		Furniture—1.1%
7,576		Bassett Furniture Industries, Inc.	195,688
18,446		Ethan Allen Interiors, Inc.	640,630
		TOTAL	836,318
		Health Care Equipment & Supplies—3.8%
9,978	[1]	Cardiovascular Systems, Inc.	195,669
13,461	[1]	iRadimed Corp.	260,605
129,167	[1]	Lantheus Holdings, Inc.	548,960
31,107		LeMaitre Vascular, Inc.	535,040
25,030	[1]	Masimo Corp.	1,325,839
36,232	[1]	RTI Surgical, Inc.	117,754
		TOTAL	2,983,867
		Health Care Providers & Services—1.1%
18,869	[1]	PRA Health Sciences, Inc.	875,144
		Home Health Care—1.3%
7,043	[1]	Amedisys, Inc.	377,153
42,759	[1]	Cross Country Healthcare, Inc.	625,136
		TOTAL	1,002,289
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS—continued
		Home Products—1.4%
61,452		Libbey, Inc.	$1,148,538
		Hotels and Motels—0.5%
19,909	[1]	Boyd Gaming Corp.	390,415
		Insurance Brokerage—0.1%
12,716	[1]	eHealth, Inc.	121,438
		Internet Services—2.9%
71,612		EarthLink Network, Inc.	485,529
23,546	[1]	Etsy, Inc.	236,873
18,430		j2 Global, Inc.	1,231,861
16,866	[1]	Web.com Group, Inc.	318,093
		TOTAL	2,272,356
		Internet Software & Services—1.2%
11,878	[1]	Apigee Corp.	147,762
8,029	[1]	Brightcove, Inc.	84,064
26,772	[1]	Care.com, Inc.	294,224
9,499	[1]	Cornerstone OnDemand, Inc.	410,262
		TOTAL	936,312
		IT Services—1.1%
24,988		Hackett Group, Inc.	334,589
39,685		Travelport Worldwide Ltd.	535,351
		TOTAL	869,940
		Life Sciences Tools & Services—0.9%
15,504	[1]	INC Research Holdings, Inc.	690,083
		Machinery—1.0%
28,693		Global Brass & Copper Holdings, Inc.	812,586
		Medical Supplies—1.6%
5,158	[1]	Cutera, Inc.	55,655
19,239	[1]	NuVasive, Inc.	1,196,666
		TOTAL	1,252,321
		Medical Technology—0.5%
9,159	[1]	Vascular Solutions, Inc.	420,123
		Miscellaneous Communications—2.4%
38,060	[1]	FairPoint Communications, Inc.	616,191
107,732	[1]	Internap Network Services Corp.	239,165
13,357		Shenandoah Telecommunications Co.	548,706
22,828		West Corp.	504,727
		TOTAL	1,908,789
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Miscellaneous Components—0.8%
33,517	[1]	Nanometrics, Inc.	$671,681
		Multi-Industry Capital Goods—0.7%
7,258	[1]	DXP Enterprises, Inc.	120,773
9,756		EnPro Industries, Inc.	446,337
		TOTAL	567,110
		Office Furniture—2.3%
38,063		Knoll, Inc.	961,091
25,487		Miller Herman, Inc.	835,209
		TOTAL	1,796,300
		Oil Service, Explore & Drill—0.2%
10,374	[1]	PetroQuest Energy, Inc.	33,508
33,657	[1]	Pioneer Energy Services Corp.	106,020
		TOTAL	139,528
		Other Communications Equipment—0.7%
11,203	[1]	Netgear, Inc.	576,170
		Paper Products—0.6%
65,895	[1]	Xerium Technologies, Inc.	490,918
		Personal Loans—0.4%
8,019	[1]	World Acceptance Corp.	348,506
		Personnel Agency—1.2%
14,522	[1]	AMN Healthcare Services, Inc.	614,281
17,042		KForce Com, Inc.	304,370
		TOTAL	918,651
		Pharmaceuticals—1.3%
5,573	[1]	ANI Pharmaceuticals, Inc.	337,724
39,781	[1]	Innoviva, Inc.	511,981
36,352	[1]	Tetraphase Pharmaceuticals, Inc.	146,135
		TOTAL	995,840
		Photo-Optical Component-Equipment—1.1%
7,938	[1]	Coherent, Inc.	841,825
		Printing—0.2%
6,027		Quad Graphics, Inc.	152,845
		Professional Services—1.7%
6,749		CEB, Inc.	405,210
9,407		Insperity, Inc.	738,355
3,274	[1]	WageWorks, Inc.	202,366
		TOTAL	1,345,931
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS—continued
		Property Liability Insurance—2.0%
23,370		Employers Holdings, Inc.	$666,512
7,143		HCI Group, Inc.	215,433
14,649		Heritage Insurance Holdings, Inc.	181,501
22,320		Universal Insurance Holdings, Inc.	485,237
		TOTAL	1,548,683
		Real Estate Management & Development—0.4%
14,475	[1]	Altisource Portfolio Solutions S.A.	336,689
		Recreational Goods—1.3%
24,599	[1]	Scientific Games Holdings Corp.	262,103
27,274	[1]	Smith & Wesson Holding Corp.	803,219
		TOTAL	1,065,322
		Road & Rail—0.2%
17,851	[1]	Roadrunner Transportation Systems, Inc.	135,132
		Semiconductor Manufacturing—1.1%
41,565	[1]	Advanced Micro Devices, Inc.	285,136
12,330	[1]	Cirrus Logic, Inc.	599,115
		TOTAL	884,251
		Semiconductor Manufacturing Equipment—1.9%
22,057	[1]	Advanced Energy Industries, Inc.	898,161
19,339		Tessera Technologies, Inc.	621,555
		TOTAL	1,519,716
		Semiconductors & Semiconductor Equipment—0.3%
9,402	[1]	MaxLinear, Inc.	205,058
		Services to Medical Professionals—2.5%
19,730	[1]	Advisory Board Co.	823,925
18,766	[1]	WebMD Health Corp., Class A	1,144,913
		TOTAL	1,968,838
		Software—1.5%
20,891	[1]	Mitek Systems, Inc.	157,727
6,990	[1]	Proofpoint, Inc.	530,331
2,852	[1]	Varonis Systems, Inc.	73,268
17,988	[1]	Xactly Corp.	223,411
7,254	[1]	Zendesk, Inc.	219,361
		TOTAL	1,204,098
		Software Packaged/Custom—7.2%
5,857	[1]	Barracuda Networks, Inc.	129,323
5,863	[1]	BroadSoft, Inc.	262,838
3,635		CSG Systems International, Inc.	146,345
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS—continued
		Software Packaged/Custom—continued
4,817	[1]	Commvault Systems, Inc.	$249,232
14,298		Ebix, Inc.	762,369
8,367	[1]	Ellie Mae, Inc.	770,684
50,306	[1]	Five9, Inc.	634,359
3,162	[1]	Fleetmatics Group PLC	135,839
4,006	[1]	Guidewire Software, Inc.	246,249
8,602	[1]	Paycom Software, Inc.	406,100
3,467	[1]	Paylocity Corp.	154,767
9,221		Pegasystems, Inc.	257,266
11,958	[1]	Perficient, Inc.	265,707
2,475	[1]	Qualys, Inc.	77,690
11,252	[1]	RealPage, Inc.	282,988
7,305		Sapiens International Corp. NV	93,358
3,783	[1]	Take-Two Interactive Software, Inc.	152,001
17,799	[1]	Verint Systems, Inc.	627,771
		TOTAL	5,654,886
		Specialty Chemicals—3.3%
21,195		KMG Chemicals, Inc.	582,651
13,295	[1]	Koppers Holdings, Inc.	420,388
31,898		Trinseo SA	1,588,201
		TOTAL	2,591,240
		Specialty Retailing—5.5%
15,265		Big Lots, Inc.	811,793
7,589	[1]	Build-A-Bear Workshop, Inc.	103,438
26,320		GNC Holdings, Inc.	537,191
6,600	[1]	Kirkland's, Inc.	100,584
7,453		Outerwall, Inc.	392,475
111,263		Pier 1 Imports, Inc.	569,667
35,274	[1]	Restoration Hardware, Inc.	1,086,792
48,116		Tailored Brands, Inc.	704,899
		TOTAL	4,306,839
		Technology Hardware Storage & Peripherals—0.3%
44,131		CPI Card Group, Inc.	208,298
		Telecommunication Equipment & Services—2.7%
7,969	[1]	Dycom Industries, Inc.	749,484
9,697	[1]	Gigamon, Inc.	453,044
10,970	[1]	NeuStar, Inc., Class A	276,334
13,827	[1]	Sonus Networks, Inc.	119,189
Annual Shareholder Report
14

Shares			Value
		COMMON STOCKS—continued
		Telecommunication Equipment & Services—continued
12,275	[1]	Ubiquiti Networks, Inc.	$548,938
		TOTAL	2,146,989
		Thrifts & Mortgage Finance—0.5%
17,809	[1]	Walker & Dunlop, Inc.	421,539
		Truck Manufacturing—1.3%
18,837	[1]	Accuride Corp.	25,241
67,983	[1]	Wabash National Corp.	984,394
		TOTAL	1,009,635
		Undesignated Consumer Cyclicals—0.8%
11,522	[1]	Strayer Education, Inc.	526,786
12,510		Weight Watchers International, Inc.	149,244
		TOTAL	676,030
		Undesignated Consumer Staples—1.2%
26,224		Medifast, Inc.	923,609
		Undesignated Technology—0.3%
53,874	[1]	American Reprographics Co.	212,264
		TOTAL COMMON STOCKS (IDENTIFIED COST $72,312,811)	77,382,139
		INVESTMENT COMPANY—2.1%
1,660,718	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.36%[3] (AT NET ASSET VALUE)	1,660,718
		TOTAL INVESTMENTS—100.2% (IDENTIFIED COST $73,973,529)[4]	79,042,857
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[5]	(158,434)
		TOTAL NET ASSETS—100%	$78,884,423
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $74,358,469.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2016.
Annual Shareholder Report
15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2016, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.49	$17.39	$16.12	$11.93	$12.12
Income From Investment Operations:
Net investment income (loss)	(0.06)[1]	(0.12)[1]	(0.18)[1]	(0.07)[1]	(0.09)[1]
Net realized and unrealized gain (loss) on investments	0.32	3.22	1.45	4.26	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	0.26	3.10	1.27	4.19	(0.19)
Less Distributions:
Distributions from net realized gain on investments	(3.09)	—	—	—	—
TOTAL DISTRIBUTIONS	(3.09)	—	—	—	—
Net Asset Value, End of Period	$17.66	$20.49	$17.39	$16.12	$11.93
Total Return[2]	2.30%	17.83%	7.88%	35.12%	(1.57)%
Ratios to Average Net Assets:
Net expenses	1.13%	1.54%	1.75%	1.75%	1.75%
Net investment income (loss)	(0.34)%	(0.66)%	(1.05)%	(0.49)%	(0.79)%
Expense waiver/reimbursement[3]	1.00%	0.61%	0.43%	0.59%	1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,707	$32,136	$29,690	$30,187	$22,718
Portfolio turnover	198%	121%	61%	88%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.51	$16.69	$15.58	$11.62	$11.90
Income From Investment Operations:
Net investment income (loss)	(0.18)[1]	(0.25)[1]	(0.30)[1]	(0.17)[1]	(0.17)[1]
Net realized and unrealized gain (loss) on investments	0.29	3.07	1.41	4.13	(0.11)
TOTAL FROM INVESTMENT OPERATIONS	0.11	2.82	1.11	3.96	(0.28)
Less Distributions:
Distributions from net realized gain on investments	(3.09)	—	—	—	—
TOTAL DISTRIBUTIONS	(3.09)	—	—	—	—
Net Asset Value, End of Period	$16.53	$19.51	$16.69	$15.58	$11.62
Total Return[2]	1.58%	16.90%	7.12%	34.08%	(2.35)%
Ratios to Average Net Assets:
Net expenses	1.88%	2.27%	2.50%	2.50%	2.50%
Net investment income (loss)	(1.09)%	(1.38)%	(1.79)%	(1.25)%	(1.55)%
Expense waiver/reimbursement[3]	0.99%	0.63%	0.43%	0.59%	1.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,899	$2,327	$1,842	$2,016	$1,640
Portfolio turnover	198%	121%	61%	88%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.03	$16.27	$15.19	$11.33	$11.60
Income From Investment Operations:
Net investment income (loss)	(0.17)[1]	(0.25)[1]	(0.30)[1]	(0.16)[1]	(0.17)[1]
Net realized and unrealized gain (loss) on investments	0.26	3.01	1.38	4.02	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	0.09	2.76	1.08	3.86	(0.27)
Less Distributions:
Distributions from net realized gain on investments	(3.09)	—	—	—	—
TOTAL DISTRIBUTIONS	(3.09)	—	—	—	—
Net Asset Value, End of Period	$16.03	$19.03	$16.27	$15.19	$11.33
Total Return[2]	1.51%	16.96%	7.11%	34.07%	(2.33)%
Ratios to Average Net Assets:
Net expenses	1.88%	2.31%	2.50%	2.50%	2.50%
Net investment income (loss)	(1.09)%	(1.44)%	(1.79)%	(1.24)%	(1.54)%
Expense waiver/reimbursement[3]	1.00%	0.59%	0.43%	0.59%	1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,941	$3,571	$4,608	$4,912	$4,223
Portfolio turnover	198%	121%	61%	88%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended July 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.01	$17.79	$16.44	$12.14	$12.31
Income From Investment Operations:
Net investment income (loss)	(0.02)[1]	(0.08)[1]	(0.14)[1]	(0.03)[1]	(0.06)[1]
Net realized and unrealized gain (loss) on investments	0.34	3.30	1.49	4.33	(0.11)
TOTAL FROM INVESTMENT OPERATIONS	0.32	3.22	1.35	4.30	(0.17)
Less Distributions:
Distributions from net realized gain on investments	(3.09)	—	—	—	—
TOTAL DISTRIBUTIONS	(3.09)	—	—	—	—
Net Asset Value, End of Period	$18.24	$21.01	$17.79	$16.44	$12.14
Total Return[2]	2.56%	18.10%	8.21%	35.42%	(1.38)%
Ratios to Average Net Assets:
Net expenses	0.88%	1.30%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.09)%	(0.43)%	(0.80)%	(0.24)%	(0.54)%
Expense waiver/reimbursement[3]	0.99%	0.60%	0.43%	0.59%	1.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,337	$36,706	$37,253	$31,179	$26,233
Portfolio turnover	198%	121%	61%	88%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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20

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended July 31	2016[1]
Net Asset Value, Beginning of Period	$16.25
Income From Investment Operations:
Net investment income (loss)	(0.07)[2]
Net realized and unrealized gain on investments	2.06
TOTAL FROM INVESTMENT OPERATIONS	1.99
Net Asset Value, End of Period	$18.24
Total Return[3]	12.25%
Ratios to Average Net Assets:
Net expenses	0.87%[4]
Net investment income (loss)	(0.41)%[4]
Expense waiver/reimbursement[5]	0.66%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$0[6]
Portfolio turnover	198%[7]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for the period of less than one year is not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
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21

Statement of Assets and Liabilities
July 31, 2016
Assets:
Total investment in securities, at value including $1,660,718 of investment in an affiliated holding (Note 5) (identified cost $73,973,529)		$79,042,857
Income receivable		14,834
Receivable for investments sold		1,464,968
Receivable for shares sold		196,811
TOTAL ASSETS		80,719,470
Liabilities:
Payable for investments purchased	$1,545,601
Payable for shares redeemed	150,390
Payable to adviser (Note 5)	871
Payable for administrative fee (Note 5)	504
Payable for distribution services fee (Note 5)	3,624
Payable for other service fees (Notes 2 and 5)	17,432
Payable for share registration costs	35,352
Accrued expenses (Note 5)	81,273
TOTAL LIABILITIES		1,835,047
Net assets for 4,418,483 shares outstanding		$78,884,423
Net Assets Consist of:
Paid-in capital		$72,584,806
Net unrealized appreciation of investments		5,069,328
Accumulated net realized gain on investments		1,230,289
TOTAL NET ASSETS		$78,884,423
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22

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($29,706,779 ÷ 1,681,893 shares outstanding), no par value, unlimited shares authorized	$17.66
Offering price per share (100/94.50 of $17.66)	$18.69
Redemption proceeds per share	$17.66
Class B Shares:
Net asset value per share ($1,898,937 ÷ 114,908 shares outstanding), no par value, unlimited shares authorized	$16.53
Offering price per share	$16.53
Redemption proceeds per share (94.50/100 of $16.53)	$15.62
Class C Shares:
Net asset value per share ($3,941,234 ÷ 245,844 shares outstanding), no par value, unlimited shares authorized	$16.03
Offering price per share	$16.03
Redemption proceeds per share (99.00/100 of $16.03)	$15.87
Institutional Shares:
Net asset value per share ($43,337,361 ÷ 2,375,832 shares outstanding), no par value, unlimited shares authorized	$18.24
Offering price per share	$18.24
Redemption proceeds per share	$18.24
Class R6 Shares:
Net asset value per share ($112.26 ÷ 6.154 shares outstanding), no par value, unlimited shares authorized	$18.24
Offering price per share	$18.24
Redemption proceeds per share	$18.24
See Notes which are an integral part of the Financial Statements
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23

Statement of Operations
Year Ended July 31, 2016
Investment Income:
Dividends (including $4,190 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $365)			$581,177
Interest			611
TOTAL INCOME			581,788
Expenses:
Investment adviser fee (Note 5)		$827,152
Administrative fee (Note 5)		57,470
Custodian fees		26,872
Transfer agent fee		237,402
Directors'/Trustees' fees (Note 5)		2,178
Auditing fees		26,550
Legal fees		8,736
Portfolio accounting fees		76,017
Distribution services fee (Note 5)		41,485
Other service fees (Notes 2 and 5)		88,461
Share registration costs		73,945
Printing and postage		34,818
Miscellaneous (Note 5)		11,091
TOTAL EXPENSES		1,512,177
Waivers/Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(720,674)
Reimbursement of other operating expenses (Notes 2 and 5)	(11,441)
TOTAL WAIVER AND REIMBURSEMENTS		(732,115)
Net expenses			780,062
Net investment income (loss)			(198,274)
Realized and Unrealized Gain on Investments:
Net realized gain on investments			1,564,302
Net change in unrealized appreciation of investments			706,476
Net realized and unrealized gain on investments			2,270,778
Change in net assets resulting from operations			$2,072,504
See Notes which are an integral part of the Financial Statements
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24

Statement of Changes in Net Assets
Year Ended July 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(198,274)	$(436,245)
Net realized gain on investments	1,564,302	15,656,300
Net change in unrealized appreciation/depreciation of investments	706,476	(3,269,613)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,072,504	11,950,442
Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	(5,047,941)	—
Class B Shares	(351,767)	—
Class C Shares	(643,484)	—
Institutional Shares	(6,264,901)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,308,093)	—
Share Transactions:
Proceeds from sale of shares	33,756,690	16,906,335
Net asset value of shares issued to shareholders in payment of distributions declared	11,779,980	—
Cost of shares redeemed	(31,157,360)	(27,508,694)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,379,310	(10,602,359)
Change in net assets	4,143,721	1,348,083
Net Assets:
Beginning of period	74,740,702	73,392,619
End of period (including accumulated net investment income (loss) of $0 and $(135,739), respectively)	$78,884,423	$74,740,702
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Notes to Financial Statements
July 31, 2016
1. ORGANIZATION
Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. On June 1, 2015, Class B Shares were closed to new accounts/investors. The investment objective of the Fund is long-term capital appreciation.
The Fund commenced offering Class R6 Shares on June 29, 2016.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar
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26

securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for
Annual Shareholder Report
27

monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Institutional Shares and R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers and reimbursements of $732,115 is disclosed in various locations in this Note 2 and Note 5.
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$97,741	$(5,293)
Class B Shares	6,275	(156)
Class C Shares	11,692	(764)
Institutional Shares	121,694	(5,228)
TOTAL	$237,402	$(11,441)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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28

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended July 31, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$74,643
Class B Shares	4,930
Class C Shares	8,888
TOTAL	$88,461
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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29

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended July 31	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	465,083	$7,909,230	205,032	$4,007,524
Shares issued to shareholders in payment of distributions declared	280,541	4,637,343
Shares redeemed	(631,816)	(10,489,720)	(343,865)	(6,518,418)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	113,808	$2,056,853	(138,833)	$(2,510,894)

Year Ended July 31	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	628	$9,758	36,818	$665,769
Shares issued to shareholders in payment of distributions declared	21,942	340,760	—	—
Shares redeemed	(26,934)	(420,323)	(27,927)	(501,164)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,364)	$(69,805)	8,891	$164,605

Year Ended July 31	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	79,204	$1,262,101	28,731	$508,470
Shares issued to shareholders in payment of distributions declared	37,876	570,799	—	—
Shares redeemed	(58,895)	(871,702)	(124,257)	(2,140,893)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	58,185	$961,198	(95,526)	$(1,632,423)

Year Ended July 31	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,403,762	$24,575,501	616,792	$11,724,572
Shares issued to shareholders in payment of distributions declared	365,674	6,231,078	—	—
Shares redeemed	(1,140,530)	(19,375,615)	(963,982)	(18,348,219)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	628,906	$11,430,964	(347,190)	$(6,623,647)
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30

	Period Ended 7/31/2016[1]		2015
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	6	$100	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(—)	(—)	(—)	(—)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	6	$100	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	796,541	$14,379,310	(572,658)	$(10,602,359)
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses.
For the year ended July 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$334,013	$(334,013)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2016 and 2015, was as follows:
	2016	2015
Long-term capital gains	$12,308,093	$0
As of July 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Ordinary income[1]	$568,066
Undistributed long-term capital gains	$1,047,163
Net unrealized appreciation	$4,684,388
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At July 31, 2016, the cost of investments for federal tax purposes was $74,358,469. The net unrealized appreciation of investments for federal tax purposes was $4,684,388. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,586,891 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,902,503.
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31

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.99% of the Fund's average daily net assets. Prior to June 8, 2016, the annual advisory fee was 1.15% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the Adviser voluntarily waived $719,026 of its fee and voluntarily reimbursed $11,441 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$14,790
Class C Shares	26,695
TOTAL	$41,485
For the year ended July 31, 2016, FSC retained $13,698 of fees paid by the Fund.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2016, FSC retained $3,850 in sales charges from the sale of Class A Shares. FSC also retained $4,437 of CDSC relating to redemptions of Class B Shares.
Other Service Fees
For the year ended July 31, 2016, FSSC received $8,862 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) July 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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33

Transactions Involving Affiliated Company Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2016, the Adviser reimbursed the Fund $1,648. Transactions involving the affiliated holding during the year ended July 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 7/31/2015	1,422,241
Purchases/Additions	27,435,188
Sales/Reductions	(27,196,711)
Balance of Shares Held 7/31/2016	1,660,718
Value	$1,660,718
Dividend Income	$4,190
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2016, were as follows:
Purchases	$146,439,099
Sales	$143,810,618
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of July 31, 2016, the Fund had no outstanding loans. During the year ended July 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
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As of July 31, 2016, there were no outstanding loans. During the year ended July 31, 2016, the program was not utilized.
9. federal tax information (unaudited)
For the year ended July 31, 2016, the amount of long-term capital gains designated by the Fund was $12,308,093.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap growth fund:
We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
September 22, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,216.30	$6.23
Class B Shares	$1,000	$1,212.80	$10.34
Class C Shares	$1,000	$1,211.60	$10.34
Institutional Shares	$1,000	$1,217.60	$4.85
R6 Shares	$1,000	$1,122.50	$0.83[2]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.24	$5.67
Class B Shares	$1,000	$1,015.51	$9.42
Class C Shares	$1,000	$1,015.51	$9.42
Institutional Shares	$1,000	$1,020.49	$4.42
R6 Shares	$1,000	$1,020.54	$4.37[2]
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class B Shares	1.88%
Class C Shares	1.88%
Institutional Shares	0.88%
R6 Shares	0.87%
2	“Actual” expense information for the Fund's R6 Shares is for the period from June 29, 2016 (date of initial investment) to July 31, 2016. Actual expenses are equal to the Fund's annualized net expense ratio of 0.87%, multiplied by 33/366 (to reflect the period from initial investment to July 31, 2016). “Hypothetical” expense information for R6 is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/366 (to reflect the full half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: June 2006	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Officer since: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: June 2006	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2016
Federated MDT Small Cap Growth Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated MDTA LLC (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the Board had been informed that the management of the Fund is among the more complex relative to its peers.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio
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managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers.
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For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
In this regard, the Board approved, a reduction of 16 basis points in the contractual advisory fee. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
Annual Shareholder Report
49

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
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50

Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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51

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
52

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R775
CUSIP 31421R676
CUSIP 31421R767
CUSIP 31421R759
CUSIP 31421R619
37313 (9/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $133,300

Fiscal year ended 2015 – $124,600

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 – $217

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $87, respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $31,784 and $31,263, respectively. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $79,236

Fiscal year ended 2015 - $69,395

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., including the registrant’s investment adviser (“Adviser”), for which EY serves as independent public accountant, the Adviser, and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated MDT Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date September 22, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 22, 2016